                                                                   EXHIBIT 10.34


                   STANDARD FULL SERVICE GROSS OFFICE LEASE


                                    BETWEEN


                     PACIFIC SORRENTO MESA HOLDINGS, L.P.,
                     A CALIFORNIA LIMITED PARTNERSHIP, AND
                      PACIFIC STONECREST HOLDINGS, L.P.,
            A CALIFORNIA LIMITED PARTNERSHIP, AS TENANTS IN COMMON


                                  AS LANDLORD


                                      AND


           COPPER MOUNTAIN NETWORKS, INC., A CALIFORNIA CORPORATION


                                   AS TENANT







                                     [_]  LANDLORD'S ORIGINAL

                                     [_]  TENANT'S ORIGINAL

                                     [_]  TENANT'S FILE COPY (Discard upon full
                                                execution of Tenant's original)




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.  Agreement to Let...........................................................1
2.  Principal Lease Provisions.................................................1
    2.1.  "Project"............................................................1
          2.1.1. "Building"....................................................1
    2.2.  "Premises"...........................................................1
    2.3.  Rentable Area of the Premises........................................1
    2.4.  "Initial Lease Term".................................................1
          2.4.1. "Lease Commencement Date".....................................1
          2.4.2. "Initial Expiration Date".....................................1
          2.4.3. Extension Rights..............................................1
    2.5.  "Rentable Area," "Rentable Square Feet," "Rentable Square Footage,"
          "Usable Area," "Usable Square Feet," and "Usable Square Footage".....1
    2.6.  "Basic Monthly Rent".................................................1
          2.6.1. "Rent Commencement Date"......................................1
    2.7.  "Security Deposit"...................................................1
    2.8.  "Base Year"..........................................................1
    2.9.  Guarantor............................................................1
    2.10. Address for Landlord.................................................1
    2.11. Addresses for Tenant.................................................2
    2.12. Permitted Uses By Tenant.............................................2
    2.13. Building Standard Operating Hours and Days...........................2
    2.14. Permitted Trade Name.................................................2
    2.15. Participating Brokers................................................2
    2.16. Amounts Payable upon Lease Execution.................................2
3.  Term.......................................................................2
4.  Delivery of Possession.....................................................2
5.  Use of Premises and Common Areas...........................................2
    5.1.  Permitted Use of Premises............................................2
    5.2.  Compliance With Laws.................................................2
    5.3.  Condition During Periods of Non-Use; Recapture.......................3
    5.4.  Use of Common Areas..................................................3
    5.5.  General Covenants and Limitations on Use.............................3
6.  Security Deposit...........................................................3
7.  Rent.......................................................................4
8.  Additional Rent............................................................4
    8.1.  Additional Rent; Rent................................................4
    8.2.  Definitions..........................................................4
          8.2.1.  Base Year....................................................4
          8.2.2.  Building's Operating Costs...................................4
          8.2.3.  Building's Pro Rata Share....................................5
          8.2.4.  Direct Expenses..............................................5
          8.2.5.  Expense Year.................................................5
          8.2.6.  Operating Expenses...........................................5
          8.2.7.  Project Operating Costs......................................5
          8.2.8.  Tenant's Share...............................................5
    8.3.  Adjustment of Operating Expenses.....................................5
          8.3.1.  Gross Up Adjustment When Building Is Less Than Fully
                  Occupied.....................................................5
          8.3.2.  Adjustment When Landlord Does Not Furnish a Service to All
                  Tenants......................................................6
          8.3.3.  Common Areas.................................................6
    8.4.  Tax Expenses.........................................................6
          8.4.1.  Definition of Taxes and Tax Expenses.........................6
          8.4.2.  Adjustment of Taxes..........................................6
    8.5.  Calculation and Payment of Additional Rent...........................6
          8.5.1.  Calculation of Excess........................................6
          8.5.2.  Statement/Payment of Direct Expenses.........................6
    8.6.  Landlord's Books and Records.........................................7
9.  Utilities and Services.....................................................7
    9.1.  Heating and Air Conditioning.........................................7
    9.2.  Electricity..........................................................7
    9.3.  Water................................................................7
    9.4.  Janitorial Service...................................................7
    9.5.  Over-Standard Tenant Use.............................................7
    9.6.  Conduit and Wiring...................................................7
    9.7.  Utilities Generally..................................................7
10. Maintenance................................................................8
    10.1. Tenant's Duties......................................................8
    10.2. Landlord's Duties....................................................8

                                          Landlord___________Tenant___________

11. Parking....................................................................8
12. Signs......................................................................8
13. Rules, Regulations, and Covenants..........................................9
14. Early Access Insurance.....................................................9
15. Plate-Glass Insurance......................................................9
16. Public Liability and Property Damage Insurance.............................9
17. Fire and Extended Coverage Insurance.......................................9
18. Business Interruption Insurance............................................9
19. Insurance Generally........................................................9
20. Waiver of Subrogation.....................................................10
21. Landlord's Insurance......................................................10
22. Taxes.....................................................................10
    22.1.  Personal Property Taxes............................................10
    22.2.  Real Property Taxes Imposed Upon the Premises......................10
23. Alterations...............................................................10
24. Surrender of Premises and Holding Over....................................11
25. Default...................................................................11
26. Landlord's Remedies.......................................................12
    26.1.  Continuation of Lease..............................................12
    26.2.  Rent from Reletting................................................12
    26.3.  Termination of Tenant's Right to Possession........................12
    26.4.  Landlord's Right to Cure Default...................................12
    26.5.  Enforcement of Costs...............................................12
27. Interest and Late Charges.................................................12
28. Payment of Rent by Cashier's Check........................................13
29. Destruction...............................................................13
30. Condemnation..............................................................13
31. Assignment and Other Transfers............................................14
32. Common Areas; Continued Development of Project............................15
33. Relocation................................................................15
34. Access by Landlord........................................................15
35. Landlord's Reserved Rights................................................15
36. Indemnity and Exemption of Landlord from Liability........................15
37. Hazardous Substances......................................................16
38. Prohibition Against Asbestos-Containing Materials.........................17
39. Security Measures.........................................................17
40. Subordination and Attornment..............................................17
41. Estoppel Certificate......................................................18
42. Waiver....................................................................18
43. Brokers...................................................................18
44. Easements.................................................................18
45. Limitations on Landlord's Liability.......................................18
46. Sale or Transfer of Premises..............................................18
47. Quitclaim Deed............................................................19
48. No Merger.................................................................19
49. Confidentiality...........................................................19
50. Miscellaneous.............................................................19

                                           Landlord___________Tenant___________

                   STANDARD FULL SERVICE GROSS OFFICE LEASE

     This Standard Full Service Gross Office Lease ("Lease") is made, for reference purposes only, this 31st day of March, 1999, between AMERICAN ASSETS, INC., As Agent For PACIFIC SORRENTO MESA HOLDINGS, L.P., a California limited partnership, and PACIFIC STONECREST HOLDINGS, L.P., a California limited partnership, as tenants in common (together, "Landlord"), and COPPER MOUNTAIN NETWORKS, INC., a California corporation ("Tenant"), who agree as follows:

     1.  Agreement to Let. Landlord hereby leases to Tenant, and Tenant hereby
         ----------------
leases from Landlord, upon all the terms, provisions, and conditions contained in this Agreement, those certain premises described in Paragraph 2.2, below (the "Premises"), consisting of a portion of that certain building described in Paragraph 2.1.1 below (the "Building"), which is a part of the Project (as defined in Paragraph 2.1, below), along with the non-exclusive right to use, in common with Landlord, Landlord's invitees and licensees, and the other users of space within the Project, those portions of the Project intended for use by the tenants of the Project in common including, without limitation, the landscaped areas, passageways, walkways, hallways, parking areas, and driveways (the "Common Areas"). This Lease confers no rights, however, to the roof, exterior walls, or utility raceways of the Building nor rights to any other building (if any) in the Project, nor with regard to either the subsurface of the land below the ground level of the Project or with regard to the air space above the ceiling of the Premises; provided, however, that Tenant shall have the limited right to access systems and equipment exclusively serving the Premises (for which Tenant has maintenance and repair responsibilities pursuant to Paragraph
10.1 below) that may be located on the roof, in exterior or demising walls, in utility raceways, airspace or in any other portion of the Building or Project for the sole purpose of maintaining, repairing and replacing the same.

     2. Principal Lease Provisions. The following are the Principal Lease
        --------------------------
Provisions of this Lease. Other portions of this Lease explain and define the Principal Lease Provisions in more detail and should be read in conjunction with this Paragraph. In the event of any conflict between the Principal Lease Provisions and the other portions of this Lease, the Principal Lease Provisions shall control. (Terms shown in quotations are defined terms used elsewhere in this Lease).

          2.1.  "Project": To be determined (see Exhibit "A").
                                                 -----------

               2.1.1. "Building": 10145 Pacific Heights Blvd., San Diego, California (see Exhibit "A" and Addendum No. 1).
                -----------     --------------

          2.2. "Premises": Entire Second and Third Floors and Approximately 11,422 Rentable Square Feet on the First Floor (see Exhibit "B").
------                                             -----------

          2.3. Rentable Area of the Premises: Approximately 60,942 Rentable
                                                            ------
Square Feet of space.

          2.4. "Initial Lease Term": Six years (estimated, subject to Exhibit
                                                                      -------
"C") (beginning as of the Lease Commencement Date).
---

               2.4.1. "Lease Commencement Date": June 1, 1999 (estimated date;
                                                 ------------
see Exhibit "C").
    -----------

               2.4.2. "Initial Expiration Date": July 31, 2005 (estimated date;
                                                 -------------
see Exhibit "C" and Addendum No. 1) (the Initial Expiration Date stated herein,
    -----------     --------------
even if adjusted pursuant to Exhibit "C", shall always be the last day of a
                             -----------
calendar month).

               2.4.3. Extension Rights: Yes [X] No [_] (subject to the terms and conditions of the attached Addendum No. 1).
                           --------------

          2.5. "Rentable Area," "Rentable Square Feet," "Rentable Square Footage," "Usable Area," "Usable Square Feet," and "Usable Square Footage" will be calculated under the American National Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1C1996 (revised and adopted June 7, 1996) or successor standard(s), adopted by the Building Owners and Managers Association International (BOMA).


          2.6. "Basic Monthly Rent": [***] (subject to
                                     -----
adjustment as provided in attached Addendum No. 1). Basic Monthly Rent shall
                                   --------------
always be due on or before the first day of each month when due.

               2.6.1. "Rent Commencement Date": See Exhibit "C" and Addendum
                                                    -----------     --------
No. 1.
-----

          2.7. "Security Deposit": [***]. Tenant's Security Deposit does
                                   -----
not constitute last month's rent. Last month's rent must be separately paid by
---
Tenant on or before the first day of the last month of the Lease Term.

          2.8.  "Base Year":  The calendar year of 1999.
                                                   ----

          2.9.  Guarantor:  N/A.

          2.10.  Address for Landlord:  PACIFIC SORRENTO MESA HOLDINGS, L.P. and
                                        PACIFIC STONECREST HOLDINGS, L.P.
                                        c/o American Assets, Inc.
                                        -------------------------

                                       1
Pacific Tower Full Service Gross Office
Copper-Mountain-Lease: 08027.208            Landlord___________Tenant___________



Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                      11455 El Camino Real, Suite 200
                                      -------------------------------
                                      San Diego, CA  92130
                                      --------------------

          2.11. Addresses for Tenant: Legal Notice Address (following occupancy)
                                      Copper Mountain Networks, Inc.
                                      10145 Pacific Heights Blvd.
                                      San Diego, CA  92121

                                      Legal Notice Address (prior to occupancy)
                                      Copper Mountain Networks, Inc.
                                      3931 Sorrento Valley Blvd.
                                      San Diego, CA  92121

          2.12. Permitted Uses By Tenant: Office and research and development
                                          -----------------------------------
and, with respect to the first floor only, light assembly, testing and shipping
-------------------------------------------------------------------------------
("Permitted Use").

          2.13. Building Standard Operating Hours and Days: Mondays through Fridays from 7 a.m. through 7 p.m. and on Saturdays from 9 a.m. through 1 p.m.

          2.14.  Permitted Trade Name: Copper Mountain Networks, Inc.

          2.15. Participating Brokers: [***].
                                       -----

          2.16. Amounts Payable upon Lease Execution: [***].
                                                      -----

     3. Term. The term of this Lease ("Term") shall commence on the "Lease
        ----
Commencement Date", as defined in Paragraph 2.4.1, above, and shall expire on the "Initial Expiration Date", as defined in Paragraph 2.4.2, above, subject to
(i) any modifications to such dates described in Exhibit "C" to this Lease, (ii) any extension rights described in the Addendum to this Lease, and (iii) earlier termination, as provided in this Lease. The term "Expiration Date", as used in this Lease shall mean the Initial Expiration Date, any earlier date upon which this Lease is terminated or if the Term is extended, then any extended Term expiration date.

     4. Delivery of Possession. On or before the Lease Commencement Date,
        ----------------------
Landlord, at its cost, shall have substantially completed the work, if any, required to be completed by Landlord prior to the delivery of the Premises to Tenant, as described in Exhibit "C" to this Lease (the "Landlord's Work"). For
                        -----------
purposes of this Paragraph, the term "substantially complete" shall mean completed to such an extent that Tenant can commence its work, if any, to be undertaken by Tenant, as described in Exhibit "C" to this Lease (the "Tenant's
                                      -----------
Work"), without material delay or interference due to the completion of Landlord's Work, or if no such Tenant's Work is to be undertaken, then such term shall mean completed to such an extent that the Landlord's Work can be finally completed within 30 days and without material interference to Tenant's occupancy and use of the Premises. If possession of the Premises (including, without limitation, substantial completion of the Landlord's Work, if any) is not delivered to Tenant on or before the Lease Commencement Date stated in Paragraph 2.4.1, above, then Landlord shall not be liable for any damage caused by such delay, and such delay shall neither affect the validity of this Lease, affect Tenant's obligations under this Lease, nor extend the Term. Tenant's acceptance of possession of the Premises shall constitute Tenant's acknowledgment that it has inspected the Premises, that Tenant accepts the Premises in its then "as is" condition. Except for any items set forth on a written "punch-list" of excepted items delivered to Landlord upon the Lease Commencement Date, Tenant shall be deemed to have (i) acknowledged that Landlord's Work has been substantially completed, (ii) accepted the Premises in its then as-is condition with no right to require Landlord to perform any additional work therein, except as set forth on the punch list, and (iii) waived any express or implied warranties regarding the condition of the Premises, including any implied warranties of fitness for a particular purpose or merchantability. Notwithstanding anything to the contrary contained herein, Landlord warrants that, to the best of Landlord's knowledge, on the Rent Commencement Date: (a) the Premises shall comply with all laws, codes, ordinances and other governmental requirements then applicable to the Premises and the Building, and (b) the Premises, including the improvements and equipment therein, shall be in first class condition and repair. If, as of the Rent Commencement Date, the Premises shall fail in either of the following respects and such failure adversely affects Tenant's use or enjoyment of the Premises, then Landlord shall cure such failure at Landlord's sole cost: (A) compliance with any law, code, ordinance or other governmental requirement then applicable to the Premises and the Building (including without limitation the
ADA), or (B) the electrical, plumbing or HVAC systems of the Premises and Building being in first class condition and repair. See Addendum No. 1.
                                                        --------------

     5.  Use of Premises and Common Areas.
         --------------------------------

          5.1. Permitted Use of Premises. Tenant may use the Premises for the
               -------------------------
Permitted Use specified in Paragraph 2.12 and for no other use. Any change in the Permitted Use (or any change in Tenant's trade name from the Permitted Trade Name identified in Paragraph 2.14, above) shall require Landlord's prior written consent, which consent may be granted or withheld in Landlord's reasonable discretion.

          5.2. Compliance With Laws. Tenant shall comply with all laws
               --------------------
concerning the Premises and/or Tenant's use of the Premises, including without limitation the obligation at Tenant's sole cost to alter, maintain, or restore the Premises in compliance with all applicable laws, even if such laws are enacted after the date of this Lease, even if compliance entails costs to Tenant of a substantial nature and even if compliance requires structural

                                       2
Pacific Tower Full Service Gross Office
Copper-Mountain-Lease: 08027.208            Landlord___________Tenant___________


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

alterations. Such obligation to comply with laws shall include without limitation compliance with Title III of the Americans With Disabilities Act of 1990 (42 U.S.C. 12181 et seq.) (the "ADA"). If Tenant's specific use of the Premises results in the need for modifications or alterations to any portion of the Common Areas or the Project in order to comply with the ADA, then Tenant shall additionally be responsible for the cost of such modifications and alterations.

          5.3. Condition During Periods of Non-Use; Recapture. During any period
               ----------------------------------------------
of time in which Tenant is not continuously using and occupying the Premises, Tenant shall take such measures as may be necessary or desirable, in Landlord's reasonable opinion, to secure the Premises from break-ins and use by unauthorized persons, to minimize the appearance of non-use, and to otherwise maintain the interior and exterior portions of Tenant's Premises, including all windows and doors, in first class condition and consistent with the manner in which the Premises were maintained during Tenant's occupancy.

          5.4. Use of Common Areas.  Tenant's use of the Common Areas shall at
               -------------------
all times comply with the provisions of all reasonable rules and regulations regarding such use as Landlord may from time to time adopt. In no event shall the rights granted to Tenant to use the Common Areas include the right to store any property in the Common Areas, whether temporarily or permanently. Any property stored in the Common Areas by Tenant may be removed by Landlord and disposed of, and the cost of such removal and disposal shall be payable by Tenant upon demand. Additionally, in no event shall Tenant use any portion of the Common Areas for loading, unloading, or parking, except in those areas specifically designated by Landlord for such purposes, nor for any sidewalk sale or similar commercial purpose.

          5.5. General Covenants and Limitations on Use. Tenant shall not do,
               ----------------------------------------
bring, or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Premises. If the rate of any insurance carried by Landlord is increased as a result of Tenant's use or Tenant's failure to continuously use and occupy the Premises, Tenant shall pay to Landlord, within ten days after Landlord delivers to Tenant a notice of such increase, the amount of such increase. Furthermore, Tenant covenants and agrees that no noxious or offensive activity shall be carried on, in or upon the Premises nor shall anything be done or kept in the Premises which may be or become a public nuisance or which may cause unreasonable disturbance or annoyance to others in the Building, in the Project, or on adjacent or nearby property. To that end, Tenant additionally covenants and agrees that no light shall be emitted from the Premises which is unreasonably bright or causes unreasonable glare; no sounds shall be emitted from the Premises which are unreasonably loud or annoying; and no odor shall be emitted from the Premises which is or might be noxious or offensive to others in the Building, on the Project, or on adjacent or near-by property. Tenant shall not conduct or permit any "fire sale", public auction, sidewalk sale, going out of business sale, or other such event in or about the Premises. All unsightly equipment, objects, and conditions shall be kept enclosed within the Premises and screened from view; no refuse, scraps, debris, garbage, trash, bulk materials, or waste shall be kept, stored, or allowed to accumulate except as may be properly enclosed within the Premises; the Premises shall not be used for sleeping or washing clothes, nor shall the Premises be used for cooking (unless the Permitted Use is as a restaurant) or the preparation, manufacture, or mixing of anything that might emit any odor or objectionable noises or lights onto the Project or nearby properties; and all pipes, wires, poles, antennas, and other facilities for utilities or the transmission or reception of audio or visual signals shall be kept and maintained enclosed within the Premises. Tenant shall be solely responsible for the timely removal of all refuse, scraps, debris, garbage, trash, bulk materials, or waste from the Premises and the deposit thereof in the trash containers or dumpsters located adjacent to the Building. Further, Tenant shall not keep or permit to be kept any motorcycle, or other vehicle, nor any animal (excluding seeing-eye dogs), bird, reptile, or other exotic creature in the Premises. Neither Tenant nor Tenant's Invitees (as defined in Paragraph 6 below) shall do anything that will cause damage or waste to the Project. Neither the floor nor any other portion of the Premises shall be overloaded. No machinery, apparatus, or other appliance shall be used or operated in or on the Premises that will in any manner injure, vibrate, or shake all or any part of the Project. In the event of any breach of this Paragraph 5 by Tenant or Tenant's Invitees, Landlord, at its election, may pay the cost of correcting such breach and Tenant shall immediately, upon demand, may pay the cost thereof, plus a supervisory fee in the amount of ten percent (10%) of such cost. Notwithstanding the foregoing or anything to the contrary contained in this Lease, Tenant shall not be responsible for compliance with any laws, codes, ordinances or other governmental directives where such compliance would require capital expenditures and is not related specifically to Tenant's use and occupancy of the Premises. For example, if any governmental authority should require the Building or the Premises to be structurally strengthened against earthquake, or should require the removal of asbestos from the Premises and such measures are imposed as a general requirement applicable to all tenants rather than as a condition to Tenant's specific use or occupancy of the Premises, such work shall be performed by and at the sole cost of Landlord.

     6. Security Deposit. Upon the execution of this Lease, Tenant shall deposit
        ----------------
with Landlord cash in the amount of the Security Deposit set forth in Paragraph 2.7, above (the "Security Deposit"), to secure the performance by Tenant of its obligations under this Lease, including without limitation Tenant's obligations
(i) to pay Basic Monthly Rent, Additional Rent, and (if applicable) Percentage Rent, (ii) to repair damages to the Premises and/or the Project caused by Tenant or Tenant's agents, employees, contractors, licensees, and invitees (collectively, "Tenant's Invitees"), (iii) to surrender the Premises in the condition required by Paragraph 24, and (iv) to remedy any other defaults by Tenant in the performance of any of its obligations under this Lease. If Tenant commits any default under this Lease, Landlord may, at its election, use the Security Deposit to cure such defaults, and to compensate Landlord for all damage suffered by Landlord from such defaults, including, without limitation, reasonable attorneys' fees and costs incurred by Landlord. Upon demand by Landlord, Tenant shall promptly pay to Landlord a sum equal to any portion of the Security Deposit so used by Landlord, in order to maintain the Security Deposit in the amount set forth in Paragraph 2.7, above. Following the Expiration Date or earlier termination of this Lease, and within 30 days following Tenant's vacation of the Premises, Landlord shall deliver to Tenant, at Tenant's last known address, any portion of the Security Deposit not used by Landlord, as provided in this Paragraph.

                                       3
Pacific Tower Full Service Gross Office
Copper-Mountain-Lease: 08027.208            Landlord___________Tenant___________

Landlord may commingle the Security Deposit with Landlord's other funds and Landlord shall not pay interest on such Security Deposit to Tenant.

     7. Rent. Tenant shall pay to Landlord as minimum monthly rent, without
        ----
deduction, setoff, prior notice, or demand, the Basic Monthly Rent described in Paragraph 2.6, above (subject to adjustment as provided in the attached Addendum), in advance, on or before the first day of each calendar month, beginning on the Rent Commencement Date and thereafter throughout the Term. If the Rent Commencement Date is other than the first day of a calendar month, then the Basic Monthly Rent payable by Tenant for the first month of the Term following the Rent Commencement Date (which first month shall be payable upon execution of this Lease) shall be prorated on the basis of the actual number of days during the Term occurring during the relevant month. Notwithstanding the foregoing, if Landlord is delayed in completion of Landlord's Work due to any act or omission by Tenant or its agents, employees, contractors, or representatives, then in addition to the Basic Monthly Rent payable for the first month of the Term following the Rent Commencement Date, Tenant shall additionally pay to Landlord, upon the Rent Commencement Date, additional rent (at the rate of one-thirtieth of the Basic Monthly Rent per day) for the number of days of such delay. All "Rent" (which includes Basic Monthly Rent, and any items designated as "Additional Rent" hereunder) shall be paid to Landlord at the same address as notices are to be delivered to Landlord pursuant to Paragraph 2.10, above. The Rentable Area of the Premises and the Building is, at Landlord's election, subject to verification by Landlord's space planner or architect. That verification shall be made in accordance with this Paragraph. Tenant's space planner or architect may consult with Landlord's space planner or architect regarding that verification. Verification of the Rentable Area of the Premises shall be done, if at all, within 90 days of the Lease Commencement Date. Verification of the Rentable Area of the Building may be accomplished within such 90-day period or at any time thereafter that there is a change to the Building necessitating such verification. If Landlord's space planner or architect determines that the Rentable Area of the Premises or the Building is different from that stated in this Lease, all Rent that is based on that incorrect amount shall be modified in accordance with that determination. If that determination is made, it shall be confirmed in writing by Landlord to Tenant.

     8.  Additional Rent.
         ---------------

          8.1. Additional Rent; Rent. In addition to paying the Basic Monthly
               ---------------------
Rent pursuant to Paragraphs 2.6 and 7 above, Tenant shall pay as additional rent Tenant's Share of the annual Direct Expenses (as defined below) that are in excess of the amount of Direct Expenses applicable to the Base Year (as defined below). That additional rent, together with other amounts of any kind (other than Basic Monthly Rent ) payable by Tenant to Landlord under the terms of this Lease, shall be collectively referred to in this Lease as "Additional Rent." Basic Monthly Rent and Additional Rent are collectively referred to in this Lease as "Rent." Without limitation on other obligations of Tenant that survive the expiration of the Lease Term, Tenant's obligations to pay the Additional Rent provided for in this Paragraph will survive the expiration of the Lease Term.

          8.2. Definitions. The following definitions apply in this Paragraph
               -----------
(and elsewhere in this Lease):

               8.2.1. Base Year. "Base Year" means the period defined as such in
                      ---------
the Summary of Basic Lease Information.

               8.2.2. Building's Operating Costs. "Building's Operating Costs"
                      --------------------------
means all expenses, costs, and amounts of every kind or nature that Landlord pays or incurs because of or in connection with the ownership, operation, management, maintenance, or repair of the Building. Building's Operating Costs include, without limitation, the following amounts paid or incurred (collectively, "Operating Costs") relative to the Building (a) the cost of supplying utilities to all portions of the Building, including without limitation water, electricity, heating, ventilation, and air conditioning, (b) janitorial costs and the cost of operating, managing, maintaining, and repairing the Common Areas and all building systems, including without limitation utility, mechanical, sanitary, storm drainage, and elevator systems, (c) the cost of supplies and tools and of equipment, maintenance, and service contracts in connection with those systems, (d) the cost of licenses, certificates, permits, and inspections, (e) the cost of contesting the validity or applicability of any government enactments that may affect the Operating Expenses (as defined below),
(f) costs incurred in connection with the implementation and operation of a parking or transportation management program or similar program, (g) the cost of insurance carried by Landlord pursuant to this Lease, in amounts reasonably determined by Landlord and any deductibles or coinsurance amounts, (h) fees, charges, and other costs including management fees (or amounts in lieu of such fees), consulting fees, legal fees, and accounting fees of all persons engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the operation, management, maintenance, and repair of the Building and the Project,
(i) the cost of parking area maintenance, repair, and restoration, including resurfacing, repainting, restriping, and cleaning, (j) wages, salaries, and other compensation and benefits of all persons engaged in the operation, maintenance, or security of the Building and the Project plus employer's Social Security taxes, unemployment taxes, insurance, and any other taxes imposed on Landlord that may be levied on those wages, salaries, and other compensation and benefits. If any of Landlord's employees provide services for more than one project of Landlord, only the prorated portion of those employees' wages, salaries, other compensation and benefits, and taxes reflecting the percentage of their working time devoted to the Project shall be included in Building's Operating Costs, (k) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument relating to the sharing of costs, (l) amortization (including interest on the unamortized cost at a rate equal to the floating commercial loan rate announced from time to time by Bank of America as its reference rate plus two (2) percentage points per annum) of the cost of acquiring or renting personal property used in the maintenance, repair, and operation of the Building and/or the Project, (m) the cost of capital improvements or other costs incurred that (1) are intended as a labor saving device or to effect other economies in the maintenance or operation of all or part of the Building and/or the Project, or (2) are required under any government law or regulation but that were not required when permits for

                                       4
Pacific Tower Full Service Gross Office
Copper-Mountain-Lease: 08027.208            Landlord___________Tenant___________
construction were obtained. All permitted capital expenditures shall be amortized (including interest on the unamortized cost at the rate stated in subparagraph (l)) over their useful life, as determined by generally accepted accounting principles; but Building's Operating Costs will exclude the following ("Excluded Costs"): (i) depreciation, interest, and amortization on mortgages or ground lease payments, (ii) legal fees incurred in negotiating and enforcing tenant leases, (iii) real estate brokers' leasing commissions, (iv) initial improvements or alterations to tenant spaces, (v) the cost of providing any service directly to and paid directly by any tenant, if the cost of providing such service would have otherwise been included in Building's Operating Costs,
(vi) any costs expressly excluded from Operating Expenses elsewhere in this Lease, (vii) costs of any items for which Landlord is entitled to reimbursement from insurance proceeds or a third party (such costs shall be excluded from Operating Expenses in the year in which the reimbursement is received), but any deductible amount under any insurance policy shall be included within Operating Expenses, (viii) costs of capital improvements, except as specifically provided in subsection (m) above, (ix) costs incurred for the benefit of a single tenant (for example, tenant improvement costs to build-out a particular suite), (x) costs incurred due to Landlord's breach of a lease, law, or ordinance, (xi) repairs necessitated by the gross negligence or willful misconduct of Landlord,
(xii) the cost of earthquake or flood insurance, unless required by Landlord's Lender and in such event an amount reasonably estimated by Landlord to approximate the cost of such coverage as if such coverage been carried during the Base Year shall be added to Direct Expenses for the Base Year, (xiii) overhead profit increments paid to Landlord's subsidiaries or affiliates for management or other services on or to the building or for supplies or other materials to the extent that the cost of the services, supplies, or materials exceeds the cost that would have been paid had the services, supplies, or materials been provided by unaffiliated parties on a competitive basis, (xiv) any compensation paid to clerks, attendants, or other persons in commercial concessions operated by Landlord, (xv) advertising and promotional expenditures,
(xvi) costs of repairs and other work occasioned by fire, windstorm, or other casualty covered by insurance, (xvii) management costs to the extent they exceed 5% of all gross rent collected, (xviii) costs for sculpture, paintings, or other objects of art (nor insurance thereon or extraordinary security in connection therewith), (xix) wages, salaries, or other compensation paid to any executive employees above the grade of building manager, (xx) the cost of correcting any building code or other violations which were violations prior to the Commencement Date, and (xxi) the cost of containing, removing, or otherwise remediating any contamination of the Property (including the underlying land and ground water) by any toxic or hazardous materials (including, without limitation, asbestos and "PCB's") where such contamination was not caused by Tenant.

               8.2.3. Building's Pro Rata Share. "Building's Pro Rata Share"
                      -------------------------
means a fraction, the numerator of which is the total aggregate Rentable Square Feet in the Building, and the denominator of which is the total aggregate Rentable Square Feet in all of the buildings in the Project for which certificates of occupancy have been issued. The Building's Pro Rata Share will be calculated as of January 1 of each calendar year; which calculation will remain in effect (regardless of changes to the Project) until the following January 1.

               8.2.4. Direct Expenses. "Direct Expenses" means the sum of
                      ---------------
Operating Expenses plus Tax Expenses (as such terms are defined below).


               8.2.5. Expense Year. "Expense Year" means each calendar year in
                      ------------
which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

               8.2.6. Operating Expenses. "Operating Expenses" means the sum of
                      ------------------
(i) all Building's Operating Costs, (ii) the Building's Pro Rata Share of the Project Operating Costs, and (iii) any costs or expenses payable pursuant to the provisions of any reciprocal easement and maintenance agreement (or similar agreement) recorded against the Project either now or in the future including any owner's association or similar fees, assessments or dues presently or hereafter established for the Project.

               8.2.7. Project Operating Costs. "Project Operating Costs" means
                      -----------------------
(i) all expenses, costs, and amounts of every kind or nature which are incurred because of or in connection with the ownership, operation, management, maintenance, or repair of the Common Areas, and (ii) all Taxes relating to or assessed against the Common Areas. Project Operating Costs include all Operating Expenses paid or incurred in connection with the Common Areas but excluding any Building's Operating Costs and Excluded Costs (relative to the Project).

               8.2.8. Tenant's Share. "Tenant's Share" means a percentage which
                      --------------
is calculated by multiplying the number of Rentable Square Feet of the Premises by 100 and dividing the product by the total Rentable Square Feet in the Building. If either the Premises or the Building are expanded or reduced, Tenant's Share shall be appropriately adjusted. Tenant's Share for the Expense Year in which that change occurs shall be determined on the basis of the number of days during the Expense Year in which each such Tenant's Share was in effect.

          8.3. Adjustment of Operating Expenses. Operating Expenses shall be
               --------------------------------
adjusted as follows:

               8.3.1.  Gross Up Adjustment When Building Is Less Than Fully
                       ----------------------------------------------------
Occupied.  If the occupancy of the Building during any part of any Expense Year
--------
(including the Base Year) is less than 95%, Landlord shall make an appropriate adjustment of the variable components of Operating Expenses for that Expense Year, as reasonably determined by Landlord using sound accounting and management principles, to determine the amount of Operating Expenses that would have been incurred had the Building been 95% occupied. This amount shall be considered to have been the amount of Operating Expenses for that Expense Year. For purposes of this Paragraph, "variable components" include only those component expenses that are affected by variations in occupancy levels.

                                       5
Pacific Tower Full Service Gross Office
Copper-Mountain-Lease: 08027.208            Landlord___________Tenant___________

               8.3.2.  Adjustment When Landlord Does Not Furnish a Service to
                       ------------------------------------------------------
All Tenants. If, during any part of any Expense Year (including the Base Year),
-----------
Landlord is not furnishing a particular service or work (the cost of which, if furnished by Landlord, would be included in Operating Expenses) to a tenant (other than Tenant) that has undertaken to perform such service or work in lieu of receiving it from Landlord, Operating Expenses for that Expense Year shall be considered to be increased by an amount equal to the additional Operating Expenses that Landlord would reasonably have incurred during such period if Landlord had furnished such service or work to that tenant.

               8.3.3. Common Areas. Landlord may elect to reasonably partition
                      ------------
the Common Areas of the Project such that the Project Operating Costs associated with such partitioned Common Areas are allocated to particular buildings or parcels within the Project.

          8.4.  Tax Expenses.
                ------------

               8.4.1. Definition of Taxes and Tax Expenses. "Taxes" means the
                      ------------------------------------
all federal, state, county, or local government or municipal taxes, fees, charges, or other impositions of every kind or nature, whether general, special, ordinary, or extraordinary. Taxes include taxes, fees, and charges such as real property taxes, general and special assessments, transit taxes, leasehold taxes, and taxes based on the receipt of rent (including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant); personal property taxes imposed on the fixtures, machinery, equipment, apparatus, systems, and equipment; appurtenances; furniture; and other personal property used in connection with the Building and the Common Areas. Notwithstanding the foregoing, the following shall be excluded from Taxes: (a) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal, state, and local income taxes, and other taxes applied or measured by Landlord's general or net income (as opposed to rents, receipts, or income attributable to operations at the Building), (b) any items included as Operating Expenses, and (c) personal property taxes attributable to property owned or installed by or for other tenants of the Building. "Tax Expenses" means the sum of all Taxes that are paid or incurred by Landlord because of or in connection with the ownership, leasing, and operation of the Building.

               8.4.2. Adjustment of Taxes. For purposes of this Lease, Tax
                      -------------------
Expenses (and Taxes included in the definition of Project Operating Costs) shall be calculated as if the tenant improvements in the Building were fully constructed and the Project, the Building, and all tenant improvements in the Building were fully assessed for real estate tax purposes. Landlord specifically agrees that the gross receipts component of Tax Expenses for the Base Year and each subsequent year shall be calculated as if the Building were one hundred percent (100%) occupied with rent paying tenants. Accordingly, during the portion of any Expense Year including the Base Year, Tax Expenses shall be considered to be increased appropriately.

          8.5. Calculation and Payment of Additional Rent. Tenant's Share of any
               ------------------------------------------
Direct Expenses for any Expense Year shall be calculated and paid as follows:

               8.5.1. Calculation of Excess. If Tenant's Share of Direct
                      ---------------------
Expenses for any Expense Year ending or beginning within the Lease Term exceeds Tenant's Share of the amount of Direct Expenses applicable to the Base Year, Tenant shall pay as Additional Rent to Landlord an amount equal to that excess (the "Excess"), in the manner stated below.

               8.5.2. Statement/Payment of Direct Expenses. Tenant shall pay to
                      ------------------------------------
Landlord, on the first day of each calendar month during the Lease Term, commencing with the first month of the calendar year immediately following the Base Year, as Additional Rent, an amount ("Tenant's Monthly Payment") equal to one-twelfth of Tenant's Share of the amount by which the Direct Expenses for such calendar year exceed the Base Year Direct Expenses ("Increased Direct Expenses"), as estimated by Landlord in the most recently delivered Estimated Statement (as defined below). Landlord intends to deliver to Tenant, prior to the commencement of each calendar year during the Lease Term, a written statement ("Estimated Statement") setting forth Landlord's estimate of the Direct Expenses and Increased Direct Expenses allocable to the ensuing calendar year, and Tenant's Share of such Increased Direct Expenses. Landlord may, at its option, during any calendar year, deliver to Tenant a revised Estimated Statement, revising Landlord's estimate of the Direct Expenses and Increased Direct Expenses, in accordance with Landlord's most current estimate. Within approximately ninety (90) days after the end of each calendar year during the Lease Term, Landlord intends to deliver to Tenant a written statement ("Actual Statement") setting forth the actual Direct Expenses allocable to the preceding calendar year or, in the case of the calendar year in which the Commencement Date occurs, such Actual Statement will set forth the Base Year Direct Expenses. Tenant's failure to object to Landlord regarding the contents of an Actual Statement, in writing, within 60 days after delivery to Tenant of such Actual Statement, shall constitute Tenant's absolute and final acceptance and approval of the Actual Statement. If the sum of Tenant's Monthly Payments actually paid by Tenant during any calendar year exceeds Tenant's Share of the actual Increased Direct Expenses allocable to such calendar year, then such excess will be credited against future Tenant's Monthly Payments, unless such calendar year was the calendar year during which the Lease Expiration Date occurs (the "Last Calendar Year"), in which event either (i) such excess shall be credited against any monetary default of Tenant under this Lease, or (ii) if Tenant is not in default under this Lease, then Landlord shall pay to Tenant such excess. If the sum of Tenant's Monthly Payments actually paid by Tenant during any calendar year is less than Tenant's Share of the actual Increased Direct Expenses allocable to such calendar year, then Tenant shall, within ten days of delivery of the Actual Statement, pay to Landlord the amount of such deficiency. Landlord's delay in delivering any Estimated Statement or Actual Statement will not release Tenant of its obligation to pay any Tenant's Monthly Payment or any such excess upon receipt of the Estimated Statement or the Actual Statement, as the case may be. The references in this Paragraph to the actual Increased Direct Expenses allocable to a calendar year, shall include, if such calendar year is the last calendar year of the

                                       6
Pacific Tower Full Service Gross Office
Copper-Mountain-Lease: 08027.208            Landlord___________Tenant___________

Lease Term, the actual Increased Direct Expenses allocable to the portion of such year prior to the Lease Expiration Date.

          8.6. Landlord's Books and Records. If Tenant timely disputes the
               ----------------------------
amount of Additional Rent stated in an Actual Statement, Tenant may, upon at least five business days notice to Landlord, request an opportunity to inspect Landlord's records and supporting documentation regarding Additional Rent. Such inspection shall be at Tenant's sole cost and expense and Landlord shall, at its election, either provide copies of such records and supporting documentation to Tenant or make such records and supporting documentation available to Tenant for its inspection at Landlord's business office during normal business hours.

     9. Utilities and Services. Subject to applicable government rules,
        ----------------------
regulations, and guidelines and the rules or actions of the public utility furnishing the service, Landlord shall provide (as a Direct Expense) the following utilities and services:

          9.1. Heating and Air Conditioning. Landlord shall provide heating and
               ----------------------------
air conditioning when necessary for normal comfort for normal office use in the Premises, as reasonably determined by Landlord, on Mondays through Fridays from 7 a.m. through 7 p.m. and on Saturdays from 9 a.m. through 1 p.m. except for the dates of observation of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and other locally or nationally recognized holidays ("Normal Business Hours").

          9.2. Electricity. Landlord shall provide wiring, outlets, and systems
               -----------
sufficient to provide electrical current to the Premises for ordinary and customary office uses. In addition to the foregoing, Landlord shall replace lamps, starters, and ballasts for Building-standard lighting fixtures within the Premises upon Tenant's request and at Landlord's expense. Tenant shall replace lamps, starters, and ballasts for non-Building-standard lighting fixtures within the Premises at Tenant's sole expense.

          9.3. Water. Landlord shall provide city water from the regular
               -----
Building outlets for ordinary and customary drinking, lavatory, and toilet purposes.

          9.4. Janitorial Service. Landlord shall provide five (5) day per week
               ------------------
ordinary and customary, basic janitorial services in and about the Premises consistent with other first class office buildings in the vicinity of the Building. Landlord shall not be required to provide janitorial services to above-standard improvements installed in the Premises including but not limited to metallic trim, wood floor covering, glass panels, interior windows, kitchens, executive washrooms, or shower facilities. Any janitorial services required by Tenant and provided by Landlord in excess of such ordinary and customary, basic janitorial services shall be separately paid for by Tenant.

          9.5. Over-Standard Tenant Use. Tenant shall not exceed the rated
               ------------------------
capacity of the Building electrical and other utility systems. In the event of any damage to any Building systems caused by Tenant's use thereof in excess of ordinary and customary usage for an office, Tenant shall be responsible for all costs and expenses incurred by Landlord as a result of such over-use. In addition, if Tenant requires any utilities or services described in this Paragraph in excess of the standard levels being provided by Landlord, or during hours other than Normal Business Hours, Landlord shall have the right to impose reasonable restrictions on such usage and/or commercially reasonable charges therefor. The cost for after hours heating and air conditioning is estimated to be Twenty-Five Dollars ($25.00) per hour, subject to reasonable increase over the Lease Term, including the Extension Term, if any.

          9.6. Conduit and Wiring. Installation of all types of conduit and
               ------------------
wiring exclusively serving the Premises, including but not limited to communications wiring, shall be subject to the requirements of Paragraph 23, below, and the Landlord's approval of the location, manner of installation, and the installing contractor. All such conduit and wiring shall, at Landlord's option, become Landlord's property once installed. Upon termination of this Lease, Landlord may elect to require Tenant to remove such conduit and wiring at Tenant's expense and return the Premises and the Common Areas to their pre-existing condition. If Landlord constructs new or additional utility facilities, including without limitation wiring, plumbing, conduits, and/or mains, resulting from Tenant's changed or increased utility requirements, Tenant shall on demand promptly pay to Landlord the total cost of such items. Tenant shall not be required to remove any conduit or wiring for which Tenant has obtained Landlord's consent, unless Landlord has indicated at the time of granting such consent, that such removal will be required at the end of the Lease Term.

          9.7. Utilities Generally. Tenant agrees that Landlord shall not be
               -------------------
liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services) or for diminution in the quality or quantity of any service when the failure, delay, or diminution is entirely or partially caused by: (a) breakage, repairs, replacements, or improvements which is corrected within two (2) business days; (b) strike, lockout, or other labor trouble; (c) inability to secure electricity, gas, water, or other fuel at the Building despite reasonable efforts to do so; (d) accident or casualty; (e) act or default of Tenant or other parties other than Landlord; or (f) any other cause beyond Landlord's reasonable control. Such failure, delay, or diminution shall not be considered to constitute an eviction or a disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease, except that Tenant shall be entitled to an equitable abatement of Rent for the period of such failure, delay, or diminution to the extent such failure, delay, or diminution is directly attributable to Landlord's negligence or intentional misconduct and continues for more than two (2) business days after delivery of written notice of such failure, delay or diminution from Tenant to Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property or for injury to or interference with Tenant's business, including loss of profits through, in connection with, or incidental to a failure to furnish any of the utilities or services under this Paragraph.

                                       7
Pacific Tower Full Service Gross Office
Copper-Mountain-Lease: 08027.208            Landlord___________Tenant___________

Notwithstanding the foregoing, Landlord agrees to use reasonable efforts to promptly correct any such interruption of utilities or services. If any governmental authority having jurisdiction over the Project imposes mandatory controls, or suggests voluntary guidelines applicable to the Project, relating to the use or conservation of water, gas, electricity, power, or the reduction of automobile emissions, Landlord, at its sole discretion, may comply with such mandatory controls or voluntary guidelines and, accordingly, require Tenant to so comply. Landlord shall not be liable for damages to persons or property for any such reduction, nor shall such reduction in any way be construed as a partial eviction of Tenant, cause an abatement of rent, or operate to release Tenant from any of Tenant's obligations under this Lease.

     10.  Maintenance.
          -----------

          10.1. Tenant's Duties. Tenant shall at its sole cost maintain, repair,
                ---------------
replace, and repaint, all in first class condition, the interior of the Premises and any damage to the Premises or the Project resulting from the acts or omissions of Tenant or Tenant's Invitees, including, without limitation, any damage to doors, windows, or the roof or damage relating to a roof penetration caused by Tenant or Tenant's Invitees. Tenant shall maintain all communications conduit and wiring exclusively serving the Premises, whether in the Premises or not, regardless of the ownership of said conduit or wiring, subject to Landlord's approval of Tenant's maintenance/repair contractor. If Tenant fails to maintain, repair, replace, or repaint any portion of the Premises or the Project as provided above then Landlord may, at its election, maintain, repair, replace, or repaint any such portion of the Premises or the Project and Tenant shall promptly reimburse Landlord for Landlord's actual cost thereof, plus a supervisory fee in the amount of ten percent (10%) of Landlord's actual cost.

          10.2. Landlord's Duties. Landlord shall, as a part of Direct Expenses,
                -----------------
maintain, repair, replace, and repaint, all in good order and condition, consistent with first-class office buildings in the vicinity of the Building, the Common Areas and all portions of the interior and exterior of the Building, except to the extent of Tenant's obligations as set forth in Paragraph 10.1, above. Landlord's failure to perform its obligations set forth in the preceding sentence will not release Tenant of its obligations under this Lease, including without limitation Tenant's obligation to pay Rent. Tenant waives the provisions of California Civil Code Section 1942 (or any successor statute), and any similar principals of law with respect to Landlord's obligations for tenantability of the Premises and Tenant's right to make repairs and deduct the expense of such repairs from rent.

     11. Parking. Subject to the remaining provisions of this Paragraph,
         -------
Landlord grants to Tenant (for the benefit of Tenant and Tenant's Invitees) the right to the non-exclusive use of the parking area within the boundaries of and serving the Project (the "Parking Area"). Tenant's use of the Parking Area shall be free of charge and subject to such rules as Landlord may, in its sole discretion, adopt from time to time with respect to the Parking Area, including without limitation (i) rules providing for the payment of charges or fees by users of the Parking Area (excepting Tenant with respect to its allotted parking for its employees and for its guests, which may require validation by Tenant, provided such validation is at no cost to Tenant) in order to reimburse Landlord for the expense of a parking attendant and/or an automated parking system or to comply with local taxes or fees and in such event the charges or fees shall be deemed Additional Rent, (ii) rules limiting tenants of the Project (including, without limitation, Tenant) to the use of, or excluding the use of, certain parking spaces or certain portions of the Parking Area, in order to maintain the availability of accessible parking spaces for clients, guests, and invitees of tenants of the Project, and (iii) rules limiting tenants of the Project (including without limitation Tenant) to the use of a restricted number of parking spaces or a restricted area. Notwithstanding anything to the contrary in this Paragraph, Landlord may, at its election, construct improvements upon or otherwise alter in any manner the Parking Area provided that Landlord makes reasonable amounts of parking available (or reasonable amounts of parking will remain available) to Tenant elsewhere on the Project, or within a reasonable distance from the Project. Landlord reserves the right to grant certain tenants in the Project the exclusive right to park in specified areas of the Parking Area, to the exclusion of all other tenants. Tenant acknowledges that the exercise of the rights reserved to Landlord under this Paragraph may result in a decrease in the number of parking spaces available to Tenant and Tenant's Invitees, and no such decrease shall affect Tenant's obligations under this Paragraph or entitle Tenant to any abatement of Rent. Notwithstanding anything to the contrary in this Lease, Landlord shall make available to Tenant, and Tenant shall be entitled to use, no fewer than 3.5 parking spaces in the Project per 1,000 Rentable Square Feet of space occupied by Tenant. See Addendum No. 1.
                                                                --------------
     12.  [***]
          -----
                                       8
Pacific Tower Full Service Gross Office
Copper-Mountain-Lease: 08027.208            Landlord___________Tenant___________


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Tenant's sole cost and expense, and in accordance with Paragraph 24, below, install its primary Tenant identification sign in accordance with the sign criteria for the Project. See Addendum No. 1.
                              --------------

     13. Rules, Regulations, and Covenants. Tenant shall (and shall cause
         ---------------------------------
Tenant's Invitees to) observe faithfully and comply strictly with any reasonable rules and regulations which Landlord may from time to time adopt for the Project as well as any recorded covenants, conditions, or restrictions affecting the Premises or the Project, whether now existing or hereafter adopted or amended from time to time (all of the foregoing, collectively, "rules"). Landlord has no duty or obligation to enforce any rule against any other tenant, and Landlord will not be liable to Tenant for violation of any rule by any other tenant, or any other tenant's agents, employees, officers, independent contractors, customers, invitees, visitors, or licensees. Tenant acknowledges that Landlord reserves the right, from time to time, to enter into leases or other agreements by which Landlord agrees to restrict the use of all or any portion of the Project (including the Premises) from certain uses. All such leases and other agreements, whether now existing or entered into in the future, shall be binding upon Tenant and in no event shall Tenant utilize the Premises for any use so prohibited. Following a written request from Tenant, Landlord shall use commercially reasonable efforts to enforce the rules and regulations against other tenants of the Project if Landlord, in its reasonable discretion, determines that a tenant is in violation of such rules and regulations.

     14. Early Access Insurance. At any time prior to the Lease Commencement
         ----------------------
Date that Tenant is making any Alterations (as defined below) to the Premises or performing any of the Tenant's work, (i) Tenant shall, unless such insurance is carried by either Landlord or its contractor, at Tenant's sole cost, maintain
(a) "Builder's Risk" insurance with respect to the Premises, reasonably satisfactory to Landlord, and (b) all of the insurance to be maintained by Tenant during the Term, including without limitation public liability and property damage insurance, fire and extended coverage insurance and special form insurance, boiler and machinery insurance, and workers compensation insurance,
(ii) the provisions of the Paragraph in this Lease entitled "Indemnity and Exemption of Landlord from Liability" shall be operative, and (iii) the provisions of the Paragraph in this Lease entitled "Utilities and Services" shall be operative. Any Alterations pursuant to this Paragraph shall be subject to all the provisions of the Paragraph in this Lease entitled "Alterations". Nothing in this Paragraph shall be construed as (a) requiring Tenant to carry such insurance on the initial improvements to be performed by Landlord as Landlord's Work pursuant to Exhibit "C", or (b) granting permission to
                            -----------
Tenant to enter the Premises, or to make any Alterations, prior to the Lease Commencement Date and no such right shall exist unless specified in Exhibit "C".
                                                                    -----------

     15. Plate-Glass Insurance. Tenant shall at its sole cost maintain full
         ---------------------
coverage plate-glass insurance on the Premises, under which Landlord and any lender holding a security interest in the Project ("Lender") shall be named as additional insureds.

     16. Public Liability and Property Damage Insurance. Tenant shall, at
         ----------------------------------------------
Tenant's sole cost, maintain public liability and property damage insurance (i) with a combined single limit liability of not less than $2,000,000.00, (ii) insuring (a) against all liability of Tenant and Tenant's Invitees arising out of or in connection with Tenant's use or occupancy of the Premises, including, without limitation, Tenant's use, maintenance, repair and replacement of systems and equipment either contained within the Premises or in air spaces, walls, roof areas, or other portions of the Building or Project and exclusively serving the Premises, and (b) performance by Tenant of the indemnity provisions set forth in this Lease, (iii) naming Landlord, its agent, and any Lender as additional insureds, (iv) containing cross-liability endorsements, and (v) which includes products liability insurance (if Tenant is to sell merchandise or other products derived, assembled, or produced from the Premises). Not more frequently than once every year, if, in the opinion of Landlord, the amount of such insurance at that time is not adequate, then Tenant shall increase such insurance as reasonably required by Landlord. Additionally, if Tenant sells or serves alcoholic beverages from the Premises, Tenant shall obtain and maintain "dram shop" coverage and such other insurance coverage as Landlord may designate from time to time and in such amounts as Landlord deems reasonably appropriate.

     17. Fire and Extended Coverage Insurance. Tenant shall, at Tenant's sole
         ------------------------------------
cost, maintain on Tenant's Alterations and Tenant's Personal Property (as defined below) a policy of standard fire and extended coverage and special form insurance, with vandalism and malicious mischief endorsements, coverage with respect to increased costs due to building ordinances, demolition coverage, boiler and machinery insurance, and sprinkler leakage coverage, in each case to the extent of at least 100 percent of full replacement value, and issued in the name of Tenant with Landlord, Landlord's lender and Landlord's designated agent as additional insureds. Such "full replacement value" shall be determined by Tenant or the company issuing such policy at the time the policy is initially obtained. Not more frequently than once every two years, either Landlord or Tenant may, at its election, notify the other that it elects to have the replacement value redetermined by an insurance company. Such redetermination shall be made promptly and in accordance with the rules and practices of the Board of Fire Underwriters, or a like board recognized and generally accepted by the insurance company, and Landlord and Tenant shall be promptly notified of the results by the company. Such policy shall be promptly adjusted according to such redetermination.

     18. Business Interruption Insurance. Tenant shall obtain business
         -------------------------------
interruption insurance in amounts sufficient to reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Project as a result of such perils.

     19. Insurance Generally. If Tenant fails during the Term to maintain any
         -------------------
insurance required to be maintained by Tenant under this Lease, then Landlord may, at its election, arrange for any such insurance, and Tenant shall reimburse Landlord for any premiums for any such insurance within five days after Tenant receives a copy of the premium notice. If any such premiums are allocable to a period, a portion of which occurs during the

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Term and the remainder of which occurs before or after the Term, then such premiums shall be apportioned between Landlord and Tenant based upon the number of days during such period that occur during the Term and the number of days that occur before or after the Term, such that Tenant pays for the premiums that are allocable to the period during the Term. Insurance required to be maintained by Tenant under this Lease (i) shall be issued as a primary policy by insurance companies authorized to do business in the state in which the Premises are located with a Best's Rating of at least "A+" and a Best's Financial Size Category rating of at least "XV," as set forth in the most current edition of "Best's Insurance Reports" (unless otherwise approved by Landlord), or such higher rating as may be required by any Lender, (ii) shall name Landlord and any Lender as additional named insureds, (iii) shall consist of "occurrence" based coverage, without provision for subsequent conversion to "claims" based coverage, (iv) shall not be cancelable or subject to reduction of coverage or other modification except after 30-days' prior written notice to Landlord and any Lender, and (v) shall not provide for a deductible or co-insurance provision in excess of $5,000.00. Tenant shall, at least 30 days prior to the expiration of each such policy, furnish Landlord with a renewal of or "binder" extending such policy. Tenant shall promptly, upon request, deliver to Landlord copies of such policy or policies or certificates evidencing the existence and amounts of such insurance together with evidence of payment of premiums.

     20. Waiver of Subrogation. Tenant releases Landlord and Landlord's guests,
         ---------------------
invitees, customers and licensees (collectively, "Landlord's Invitees") from all claims for damage, loss, or injury to Tenant's Personal Property and to the systems, equipment, fixtures and Alterations of Tenant in or on the Premises and Project to the extent such damage, loss or injury is covered by any insurance policies carried by Tenant and in force at the time of such damage. Tenant shall cause all insurance policies obtained by it pursuant to this Lease to provide (if such provision is generally commercially available) that the insurance company waives all right of recovery by way of subrogation against Landlord in connection with any damage, loss, or injury covered by such policy.

     21. Landlord's Insurance. Landlord may, at its election, maintain any of
         --------------------
the following insurance, in such amounts and with such limits as Landlord shall determine in its reasonable discretion: (i) Public liability and property damage insurance, and products liability insurance; (ii) Fire and extended coverage and special form insurance, coverage with respect to increased costs due to building ordinances, demolition coverage, and sprinkler leakage coverage; (iii) boiler and machinery insurance; (iv) fidelity insurance; (v) Plate-glass insurance; and
(vi) rental interruption insurance. The premiums, costs, expenses, and deductibles (or similar costs or charges) of and/or with respect to any such insurance (all of the preceding, collectively, "Insurance Expenses") shall be constitute Direct Expenses.

     22.  Taxes.
          -----

          22.1. Personal Property Taxes. Tenant shall pay before delinquency all
                -----------------------
taxes, assessments, license fees, and other charges that are levied or assessed against, or based upon the value of, Tenant's personal property installed or located in or on the Premises including without limitation trade fixtures, furnishings, equipment ,and inventory (collectively, "Tenant's Personal Property"). On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of such payments. If any such taxes, assessments, license fees, and/or other charges are levied against Landlord or Landlord's property, or if the assessed value of the Premises is increased by the inclusion of a value placed on Tenant's Personal Property, and if Landlord pays such taxes, assessments, license fees, and/or other charges or any taxes based on the increased assessments caused by Tenant's Personal Property, then Tenant, on demand, shall immediately reimburse Landlord for the sum of such taxes, assessments, license fees, and/or other charges so levied against Landlord, or the proportion of taxes resulting from such increase in Landlord's assessment. Landlord may, at its election, pay such taxes, assessments, license fees, and/or other charges or such proportion, and receive such reimbursement, regardless of the validity of the levy.

          22.2. Real Property Taxes Imposed Upon the Premises. Tenant shall pay,
                ---------------------------------------------
at least ten days before delinquency, all real property or real estate taxes, assessments, license fees, and other impositions, whether general, special, ordinary, or extraordinary, and of every kind and nature, which may be separately levied, assessed or imposed upon or with respect to the Premises. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of such payments. Landlord may, at its election, pay such taxes, assessments, license fees, and/or other charges and Landlord shall receive immediate reimbursement of the amounts so paid, regardless of the validity of the levy.

     23. Alterations. Tenant shall not make any alterations, improvements,
         -----------
additions, installations, or changes of any nature in or to the Premises (any of the preceding, "Alterations") unless (i) Tenant first obtains Landlord's written consent, (ii) Tenant complies with all conditions which may be imposed by Landlord, including but not limited to Landlord's selection of specific contractors or construction techniques and the requirements of the attached Exhibit "C", and (iii) Tenant pays to Landlord the reasonable costs and expenses
-----------
of Landlord for architectural, engineering, or other consultants which reasonably may be incurred by Landlord in determining whether to approve any such Alterations. At least 30 days prior to making any Alterations, Tenant shall submit to Landlord, in written form, proposed detailed plans of such Alterations. Tenant shall, prior to the commencement of any Alterations, at Tenant's sole cost, (i) acquire (and deliver to Landlord a copy of) a permit from appropriate governmental agencies to make such Alterations (any conditions of which permit Tenant shall comply with, at Tenant's sole cost, in a prompt and expeditious manner), (ii) provide Landlord with 10 days' prior written notice of the date the installation of the Alterations is to commence, so that Landlord can post and record an appropriate notice of non-responsibility, and (iii) obtain (and deliver to Landlord proof of) reasonably adequate workers compensation insurance with respect to any of Tenant's employees installing or involved with such Alterations (which insurance Tenant shall maintain in force until completion of the Alterations). All Alterations shall upon the expiration or earlier termination of the Term become the property of Landlord. Tenant shall pay all costs for Alterations and other construction done or caused to be done by Tenant and Tenant shall keep the Premises free and

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clear of all mechanics' and materialmen's liens resulting from or relating to any Alterations or other construction. Tenant may, at its election, contest the correctness or validity of any such lien provided that (a) immediately on demand by Landlord, Tenant procures and records a lien release bond, issued by a corporation satisfactory to Landlord and authorized to issue surety bonds in the state in which the Premises are located, in an amount equal to 150 percent of the amount of the claim of lien, which bond meets the requirements of California Civil Code Section 3143 or any successor statute, and (b) Landlord may, at its election, require Tenant to pay Landlord's attorneys' fees and costs incurred in participating in such an action. Notwithstanding the provisions of Paragraph 23:

        (a) Tenant shall be entitled to make Alterations in or to the Premises, without the prior consent of Landlord, so long as each of the same (i) do not exceed the sum of $5,000 in cost, (ii) do not affect any structural or exterior portions of the Building or Premises, any Common Area, or other area outside of the Premises, or (iii) do not adversely affect the Building electrical, plumbing or HVAC systems or violate any term of this Lease. Notwithstanding that Landlord's consent shall not be required, Tenant shall comply with the other requirements of this Paragraph 23, including the requirement that Tenant give Landlord advance written notice of such Alterations.

        (b) Tenant shall not be required to remove any alterations, additions, improvements or utility installations for which Tenant has obtained Landlord's consent, unless Landlord has indicated at the time of granting such consent, that such removal will be required at the end of the Lease term.

        (c) Tenant shall be entitled to remove any Alterations at the expiration or earlier termination of the Term provided Tenant repairs any damage caused by such removal.

        24. Surrender of Premises and Holding Over. On the Expiration Date or
            --------------------------------------
earlier termination of this Lease, (i) Tenant shall surrender to Landlord the Premises and all Alterations (except for Alterations that Tenant is obligated or elects to remove as expressly set forth above) in the same condition received by Tenant upon delivery by Landlord, ordinary wear and tear and damage due to casualty not caused by Tenant or condemnation excepted, (ii) Tenant shall remove all of Tenant's Personal Property and perform all repairs and restoration required by the removal of any Alterations or Tenant's Personal Property, and
(iii) Tenant shall surrender to Landlord all keys to the Premises (including without limitation any keys to any exterior or interior doors). Landlord may elect to retain or dispose of in any manner any Alterations or Tenant's Personal Property that Tenant does not remove from the Premises on the Expiration Date or earlier termination of this Lease as required by this Lease by giving written notice to Tenant. Any such Alterations or Tenant's Personal Property that Landlord elects to retain or dispose of shall immediately upon notice to Tenant vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of any such Alterations or Tenant's Personal Property. Tenant shall be liable to Landlord for Landlord's costs for storing, removing, or disposing of any such Alterations or Tenant's Personal Property. If Tenant fails to surrender the Premises to Landlord on the Expiration Date or earlier termination of this Lease in the condition required by this Paragraph, Tenant shall indemnify Landlord against all liabilities, damages, losses, costs, expenses, attorneys' fees and claims resulting from such failure, including without limitation any claim for damages made by a succeeding tenant. If Tenant, with Landlord's consent, remains in possession of the Premises after the Expiration Date or earlier termination of this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on 30-days' written notice given at any time by Landlord or Tenant. During any such month-to-month tenancy, Tenant shall pay, as Basic Monthly Rent, 125 percent of the Basic Monthly Rent in effect immediately prior to the Expiration Date or earlier termination of this Lease, as the case may be. All provisions of this Lease except for those pertaining to Term shall apply to such month-to-month tenancy.

     25. Default. The occurrence of any of the following shall constitute a
         -------
material default and breach of this Lease by Tenant:

          25.1.  The abandoning of the Premises by Tenant.

          25.2. Tenant's failure to make any payment of Basic Monthly Rent on or before the first day of each calendar month or Tenant's failure to make any payment of Rent other than Basic Monthly Rent, if Basic Monthly Rent or such other Rent is not paid within two business days after written notice of delinquency. No grace period prior to the imposition of a late charge pursuant to Paragraph 27 below, shall extend the date when Rent is due and payable.

          25.3. Tenant's failure to observe or perform any of the provisions of this Lease to be observed or performed by Tenant, other than described in the preceding two Paragraphs, where such failure shall continue for a period of ten days after written notice of such failure from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under applicable unlawful detainer statutes; and provided further, however, that if the nature of Tenant's default is such that more than ten days are required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within such ten-day period and thereafter diligently prosecutes such cure to completion within 30 days after Landlord's written notice.

          25.4. Tenant's failure to deliver to Landlord, within 10 days after Landlord's written request, any financial statement of Tenant (including without limitation a current annual balance sheet and profit/loss statement of Tenant) reasonably requested by Landlord, or if any financial statement given to Landlord by Tenant, or by any assignee, subtenant, or guarantor of Tenant, is materially false or evidences that Tenant's net worth is negative, and Tenant fails to furnish to Landlord, within 10 days after written notice from Landlord to Tenant, with cash as an additional security deposit in an amount equal to the aggregate Rent payable under this Lease for the six full

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calendar months immediately following such notice. See Paragraph 50.2 below for limitations upon Tenant's obligation to provide financial statements.

          25.5. The making by Tenant of any general arrangement or assignment for the benefit of creditors; Tenant's becoming bankrupt, insolvent or a "debtor" as defined in 11 U.S.C. Section 101, or any successor statute (unless, in the case of a petition filed against Tenant, such petition is dismissed within 60 days after its original filing); the institution of proceedings under the bankruptcy or similar laws in which Tenant is the debtor or bankrupt; the appointing of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease (unless possession is restored to Tenant within 60 days after such taking); the attachment, execution, or judicial seizure of substantially all of Tenant's assets located at the Premises or Tenant's interest in this Lease (unless such attachment, execution, or judicial seizure is discharged within 60 days after such attachment, execution, or judicial seizure); or, if Tenant is a partnership or consists of more than one person or entity, any partners of the partnership or any such other person or entity becoming bankrupt or insolvent or making a general arrangement or assignment for the benefit of creditors.

     26.  Landlord's Remedies. Landlord shall have the following remedies if
          -------------------
Tenant commits a default and/or breach under this Lease; these remedies are not exclusive, but are cumulative and in addition to any remedies provided elsewhere in this Lease, or now or later allowed by law.

          26.1.  Continuation of Lease. No act by Landlord (including without
                 ---------------------
limitation the acts set forth in the succeeding sentence) shall terminate Tenant's right to possession unless Landlord notifies Tenant in writing that Landlord elects to terminate Tenant's right to possession. As long as Landlord does not terminate Tenant's right to possession, Landlord may (i) continue this Lease in effect, (ii) continue to collect Rent when due and enforce all the other provisions of this Lease, (iii) enter the Premises and relet them, or any part of them, to third parties for Tenant's account, for a period shorter or longer than the remaining term of this Lease, and (iv) have a receiver appointed to collect Rent and conduct Tenant's business. Tenant shall immediately pay to Landlord all costs Landlord incurs in such reletting, including, without limitation, brokers' commissions, attorneys' fees, advertising costs, and expenses of remodeling the Premises for such reletting.

          26.2.  Rent from Reletting. If Landlord elects to relet all or any
                 -------------------
portion of the Premises as permitted above, rent that Landlord receives from such reletting shall be applied to the payment of, in the following order and priority, (i) any indebtedness from Tenant to Landlord other than Basic Monthly Rent due from Tenant, (ii) all costs incurred by Landlord in such reletting, and
(iii) Basic Monthly Rent due and unpaid under this Lease. After applying such payments as referred to above, any sum remaining from the rent Landlord receives from such reletting shall be held by Landlord and applied in payment of future Basic Monthly Rent as it becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord unless and until all obligations of Tenant under this Lease, including all future obligations, are satisfied in full.

          26.3.  Termination of Tenant's Right to Possession. Landlord may
                 -------------------------------------------
terminate Tenant's right to possession of the Premises at any time, by notifying Tenant in writing that Landlord elects to terminate Tenant's right to possession. On termination of this Lease, Landlord has the right to recover from Tenant (i) the worth at the time of the award of the unpaid Basic Monthly Rent which had been earned at the time of such termination, (ii) the worth at the time of the award of the amount by which the unpaid Basic Monthly Rent which would have been earned after such termination until the time of award exceeds the amount of such loss of Basic Monthly Rent that Tenant proves could have been reasonably avoided, (iii) the worth at the time of the award of the amount by which the unpaid Basic Monthly Rent for the balance of the Term after the time of award (had there been no such termination) exceeds the amount of such loss of Basic Monthly Rent that Tenant proves could be reasonably avoided, and (iv) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or in the ordinary course of things would be likely to result therefrom. The "worth at the time of the award" of the amounts referred to in Clauses (i) and (ii) above is to be computed by allowing interest at the Default Rate, as set forth below, or if no Default Rate is set forth, then at the maximum rate permitted by applicable law. The "worth at the time of the award" of the amount referred to in Clause (iii) above is to be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent.

          26.4.  Landlord's Right to Cure Default. Landlord, at any time after
                 --------------------------------
Tenant commits a default or breach under this Lease, may cure such default or breach at Tenant's sole cost. If Landlord at any time, by reason of Tenant's default or breach, pays any sum or does any act that requires the payment of any sum, such sum shall be due immediately from Tenant to Landlord at the time such sum is paid, and shall be deemed Additional Rent under this Lease. If Tenant fails to timely pay any amount due under this Paragraph, then (without curing such default) interest at the Default Rate shall accrue (and be immediately payable) on such overdue amount until it is paid.

          26.5. Enforcement of Costs. All costs and expenses incurred by
                --------------------
Landlord in connection with collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease, or to enforce any provision of this Lease, including reasonable attorneys' fees, whether or not any action is commenced by Landlord, shall be paid by Tenant to Landlord upon demand. If Tenant fails to timely pay any amount due under this Paragraph, then (without curing such default) interest at the Default Rate shall accrue (and be immediately payable) on such overdue amounts until it is paid.

     27.  Interest and Late Charges. Late payment by Tenant to Landlord of Rent
          -------------------------
will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which would be impracticable or extremely difficult to fix. Such costs include, without limitation, processing, collection and accounting charges, and late charges that may be imposed on Landlord by the terms of any deed of trust covering the Premises. Therefore, if any Rent is not

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received by Landlord within ten days of its due date, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord an additional sum of ten percent (10%) of such overdue amount as a late charge. Such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any late payment by Tenant, and therefore this Paragraph is reasonable under the circumstances existing at the time this Lease is made. Acceptance of such late charge by Landlord shall not constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease. In addition to the late charge payable by Tenant, as provided above, if any such Rent is not paid within 30 days of the date such Rent was due, then Tenant shall pay to Landlord interest on such overdue Rent at the rate of three percent (3%) above the "reference rate" announced from time to time by Bank of America, NT&SA (the "Default Rate"). Such interest shall additionally accrue and be payable by Tenant relative to any other amounts payable by Tenant to Landlord under the provisions of this Lease which are not paid when due (if such reference rate ceases to be announced, then a comparable "prime rate" shall be utilized, selected by Landlord).

     28.  Payment of Rent by Cashier's Check. If a late charge is payable under
          ----------------------------------
this Lease, whether or not collected, for two installments of Basic Monthly Rent or other Rent due under this Lease during any one calendar year during the Term, or if any payment made by Tenant in the form of a personal or business check is returned by the bank it was drawn upon for whatever reason, including but not limited to insufficient funds, then Landlord, at Landlord's option, may require Tenant to submit future payments to Landlord in the form of a certified cashier's check or money order. Tenant's obligation to provide payment in the aforementioned manner shall continue in full force and effect until Landlord, in its sole discretion, determines otherwise. Tenant further agrees to reimburse Landlord, as additional Rent, Landlord's actual costs imposed by Landlord's bank or financial institution arising from Tenant's returned check(s). These costs shall be in addition to any late charges payable by Tenant pursuant to Paragraph 27 of this Lease.

     29.  Destruction. If the Project is totally or partially destroyed during
          -----------
the Term, rendering the Premises totally or partially inaccessible or unusable, then, subject to the remainder of this Paragraph, (i) Landlord shall restore the Project to substantially the same condition as it was in immediately before such destruction, (ii) Landlord shall not be required to restore Tenant's Alterations or Tenant's Personal Property, unless they are an integral part of the Premises and specifically covered by insurance proceeds received by Landlord, such excluded items being the sole responsibility of Tenant to restore, (iii) such destruction shall not terminate this Lease, and (iv) all obligations of Tenant under this Lease shall remain in effect, except that the Basic Monthly Rent shall be abated or reduced, between the date of such destruction and the date of completion of restoration, by the ratio of (a) the area of the Premises rendered unusable or inaccessible by the destruction to (b) the area of the Premises prior to such destruction. Notwithstanding anything to the contrary in this Lease, Landlord may, at its election, terminate this Lease by so notifying Tenant in writing on or before the later of 60 days after such destruction or 60 days after Landlord's receipt of the proceeds from insurance maintained by Landlord, if (A) then-existing laws do not permit such restoration, (B) such destruction occurs during the last year of the Term, (C) such destruction exceeds fifty percent (50%) of the then-replacement value of the Premises, the Building, or the Project or (D) Landlord determines that the cost of such restoration exceeds the amount of insurance proceeds relating to such destruction actually received by Landlord from insurance maintained by Landlord. If Landlord so terminates this Lease, then (1) Landlord shall have no obligation to restore the Project, (2) Landlord shall retain all insurance proceeds relating to such destruction, and (3) this Lease shall terminate as of 30 days after such notice of termination from Landlord to Tenant. If Landlord restores the Premises as provided above, then Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4) or any successor statute with respect to any destruction of the Premises. In the event Landlord restores the Premises following any such destruction, Tenant shall immediately refixturize, re-equip, and restock the Premises and shall re-open the Premises for business as soon thereafter as is reasonably practicable.

     30.  Condemnation. If during the Term, or during the period of time between
          ------------
the execution of this Lease and the Lease Commencement Date, there is any taking of all or any part of the Premises or any interest in this Lease by the exercise of any governmental power, whether by legal proceedings or otherwise, by any public or quasi-public authority, or private corporation or individual, having the power of condemnation (any of the preceding a "Condemnor"), or a voluntary sale or transfer by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending (any of the preceding, a "Condemnation"), the rights and obligations of Landlord and Tenant shall be determined pursuant to this Paragraph. If such Condemnation is of the entire Premises, then this Lease shall terminate on the date the Condemnor takes possession of the Premises (the "Date of Condemnation"). A temporary Condemnation of the Premises, or any part of the Premises, for less than 180 days, shall not constitute a Condemnation under this Paragraph; but the Basic Monthly Rent shall abate as to the portion of the Premises affected during such temporary Condemnation. If such Condemnation is of any portion, but not all, of the Premises, then this Lease shall remain in effect, except that, if the remaining portion of the Premises is rendered unsuitable for Tenant's continued use of the Premises, then Tenant may elect to terminate this Lease, by so notifying Landlord in writing (the "Termination Notice") within 30 days after the date that the nature and extent of the Condemnation have been determined. Such termination shall be effective on the earlier of (i) the date that is 30 days after the giving of the Termination Notice, or (ii) the Date of Condemnation. If Tenant does not give to Landlord the Termination Notice within such 30-day period, then all obligations of Tenant under this Lease shall remain in effect, except that (unless the Premises are restored as set forth below) Basic Monthly Rent shall be reduced by the ratio of (a) the area of the Premises taken to (b) the area of the Premises immediately prior to the Date of Condemnation. Notwithstanding anything to the contrary in this Paragraph, if, within 20 days after Landlord's receipt of the Termination Notice, Landlord notifies Tenant that Landlord at its cost will add to the remaining Premises (or substitute for the Premises other comparable space in the Project) so that the area of the Premises will be substantially the same after the Condemnation as they were before the Condemnation, and Landlord commences the restoration promptly and completes it within 150 days after Landlord so notifies Tenant, then all obligations of Tenant under this Lease shall remain in effect, except that Basic

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Monthly Rent shall be abated or reduced during the period from the Date of
Condemnation until the completion of such restoration by the ratio of (A) the area of the Premises taken to (B) the area of the Premises immediately prior to the Date of Condemnation. Unless Landlord restores the Premises pursuant to the preceding sentence, or unless Tenant gives to Landlord the Termination Notice within the relevant 30-day period, Tenant at its sole cost shall accomplish any restoration required by Tenant to use the Premises. All compensation, sums, or anything of value awarded, paid, or received on a total or partial Condemnation (the "Award") shall belong to and be paid to Landlord. Tenant shall have no right to any part of the Award, and Tenant hereby assigns to Landlord all of Tenant's right, title, and interest in and to any part of the Award, except that Tenant shall receive from the Award any sum paid expressly to Tenant from the Condemnor for Tenant's loss of goodwill. Landlord and Tenant waive the provisions of any statute (including without limitation California Code of Civil Procedure Section 1265.130 or any successor statute) that allows Landlord or Tenant to petition the superior court (or any other local court) to terminate this Lease in the event of a partial taking of the Premises. Nothing herein contained shall be deemed or construed to prevent Tenant from interposing and prosecuting in any condemnation proceedings a claim for the value of any personal property installed in or made to the Premises by Tenant, or for its costs of moving or loss of business by reason of such condemnation.

     31.  Assignment and Other Transfers. Without Landlord's prior written
          ------------------------------
consent, which shall not be unreasonably withheld, none of the following shall occur (nor be permitted by Tenant to occur), voluntarily, involuntarily, by operation of law, or otherwise (any of the following, a "Transfer"): (i) any assignment, sublease, disposition, sale, concession, license, license agreement for the use of any portion of the Premises, mortgage, encumbrance, hypothecation, pledge, collateral assignment, or other transfer, by Tenant of this Lease, any interest in this Lease, or all or any portion of the Premises; or (ii) [***] any assignment, disposition, sale, transfer, acquisition, or
        -----
issuance of equitable interests (whether stock, partnership or otherwise) in Tenant, to or by any person, entity, or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions, which results in such person, entity, or group holding (or assigning, transferring, disposing of, or selling) fifty percent (50%) or more of the aggregate issued and outstanding equitable interests in Tenant. Landlord shall not be liable in damages to Tenant or to any proposed subtenant, assignee or other transferee (any of the preceding a "Proposed Transferee") if such consent is adjudicated to have been unreasonably withheld, and, in such event, Tenant's sole remedy shall be to have the proposed Transfer declared as valid as if Landlord's consent had been given, although Tenant shall be entitled to reasonable attorney's fees if Tenant is the prevailing party in such litigation. At least 30 days prior to entering into any proposed Transfer, Tenant shall submit to Landlord the sum of $250.00 (as payment toward Landlord's and Landlord's attorneys' cost of reviewing, consenting to, rejecting and/or consummating any proposed Transfer), and a written notice ("Tenant's Notice") which includes or sets forth in reasonable detail (a) the form of the proposed Transfer, including without limitation all related agreements, documents, instruments, exhibits, and escrow instructions, (b) the name and address of the Proposed Transferee, (c) the terms and conditions of the proposed Transfer, including without limitation the commencement or effective date of the proposed Transfer, which shall be at least 30 days after Tenant's Notice is given, and
(d) the nature, character, and current banking, financial, and other credit information and references with respect to the Proposed Transferee and the business of the Proposed Transferee in reasonably sufficient detail to enable Landlord to determine the Proposed Transferee's financial responsibility. Within 14 days after Landlord's receipt from Tenant of such sum and Tenant's Notice, and all documentation requested of Tenant by Landlord, Landlord shall notify Tenant whether Landlord has consented to the proposed Transfer. Any consent by Landlord to any proposed Transfer shall not constitute a consent with respect to any other Transfer. If Landlord consents to any proposed Transfer, and Tenant fails to consummate such Transfer on or before the commencement or effective date of the proposed Transfer (as set forth in Tenant's Notice), then such consent shall be deemed withdrawn and Tenant shall be required again to comply with this Paragraph before making a Transfer. Landlord shall not have unreasonably withheld its consent with respect to any Transfer if Landlord shall not have received such sum or Tenant's Notice, if the nature or character of the Proposed Transferee, or the proposed occupancy of the Premises by the Proposed Transferee, if the Proposed Transferee's proposed use is different than the Permitted Use is not in keeping with the dignity and character of the Building and the surrounding area, if the proposed Transfer will result in the diminution of the value or marketability of the Premises or the Project, if Landlord is not satisfied that the Proposed Transferee is creditworthy, or if the proposed Transfer will conflict with or result in a breach of any of the provisions of, or constitute a default under, any agreement, instrument, or document to which Landlord is a party or by which the Project may be bound. No Transfer shall release or discharge Tenant from any liability, whether past, present, or future, under this Lease and Tenant shall continue to remain primarily liable under this Lease. Tenant irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent and other amounts from any Transfer, and Landlord, as assignee and as special attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and other amounts and apply them toward Tenant's obligations under this Lease; except that, unless Tenant defaults under this Lease, Tenant shall have the right to collect such rent and other amounts. Unless otherwise agreed to by all parties, the Tenant's security deposit, if any, shall be retained by Landlord and returned to the lawful tenant in possession at the time of the Lease termination, subject to the terms and conditions of Paragraph 6 of this Lease. Any Transfer must contain the following provisions, which provisions whether contained in such Transfer or not, shall apply to such Transfer: (A) Such Transfer shall be subject and subordinate to all provisions of this Lease;
(B) No Proposed Transferee shall be permitted to enter into any Transfer without Landlord's prior written consent; and (C) At Landlord's option, in the event of cancellation or termination of this Lease for any reason or the surrender of this Lease, whether voluntarily, involuntarily, by operation of law or otherwise, prior to the expiration of such Transfer, the Proposed Transferee shall make full and complete attornment to Landlord for the balance of the term of such Transfer. Such attornment shall be evidenced by an agreement in form and substance satisfactory to Landlord which the Proposed Transferee shall execute and deliver to Landlord within five days after request by Landlord. Tenant shall promptly reimburse Landlord for Landlord's reasonable cost (less any payment made by Tenant with Landlord as set forth above) of reviewing, consenting to, rejecting and/or consummating any proposed

                                      14
Pacific Tower Full Service Gross Office
Copper-Mountain-Lease: 08027.208            Landlord___________Tenant___________

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Transfer, including without limitation reasonable attorneys' fees. Tenant shall promptly pay to Landlord fifty percent (50%) of all rents and other consideration, of whatever nature, payable by the Proposed Transferee (or receivable by Tenant) pursuant to any Transfer, which exceed (1) if a sublease of a portion of the Premises, the portion of the Basic Monthly Rent that is allocable to the portion of the Premises subleased (such allocation based on the area of the portion subleased), or (2) if any other Transfer, the Basic Monthly Rent. See Addendum No. 1
          --------------

     32.  Common Areas; Continued Development of Project. Landlord may, at its
          ----------------------------------------------
election, (i) close any of the Common Areas to the extent required in the opinion of Landlord's legal counsel to prevent a dedication of any of the Common Areas or the accrual of any rights to any person or to the public in and to any portion of the Common Areas, (ii) close, temporarily, any of the Common Areas for maintenance purposes, (iii) designate other property outside the boundaries of the Project to become part of the Common Areas, (iv) close off or otherwise utilize portions of the Common Areas while constructing improvements or making repairs or alterations to any portion of the Project, and/or (v) make any changes to the Common Areas, or any part of the Project, including without limitation changes to buildings or other improvements, the addition of new buildings or other improvements, and/or changes in the location of driveways, entrances, exits, vehicular parking spaces, or the direction of the flow of traffic. Tenant acknowledges that the development of the Project is continuing and may, at Landlord's election, include the construction of additional buildings and improvements to the Common Areas. Landlord's right pursuant to this Paragraph 32 shall be subject to the condition that exercise of any of such rights shall not unreasonably interfere with Tenant's use of the Premises, or decrease the minimum number of parking spaces required to be made available for use by Tenant under this Lease.

     33.  Relocation.  [Intentionally deleted].
          ----------

     34.  Access by Landlord. Landlord and any of Landlord's Invitees shall have
          ------------------
the right to enter the Premises at all reasonable times, during normal business hours if feasible under the circumstances, and upon 24 hours notice, except in the case of an emergency, (i) to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease,
(ii) to do any necessary maintenance or make any restoration to the Premises that Landlord has the right or obligation to perform, (iii) to serve, post, or keep posted any notices required or allowed under this Lease, (v) to post "for sale" or "for rent" or "for lease" signs, (vi) to show the Premises to brokers, agents, prospective buyers, prospective tenants, or other persons interested in a listing of, financing, purchasing, or occupying the Project, the Premises or any portion of the Project or the Premises, and (vii) to shore the foundations, footings, and walls of the Project, and to erect scaffolding and protective barricades around and about the Premises, but not so as to prevent entry to the Premises, and to do any other act or thing necessary for the safety or preservation of the Premises if any excavation or other construction is undertaken or is about to be undertaken on any adjacent property or nearby street. In the event of an emergency Landlord shall have the right to enter the Premises at any time, without prior notice to Tenant. Landlord's rights under this Paragraph extend, with Landlord's consent, to the owner of adjacent property on which excavation or construction is to take place and the adjacent property owner's agents, employees, officers, and contractors. Landlord shall not be liable for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of any entry on the Premises as provided in this Paragraph except damage resulting directly from the grossly negligent acts of Landlord or Landlord's Invitees. Tenant shall not be entitled to any abatement or reduction of Basic Monthly Rent or other Rent because of the exercise by Landlord of any rights under this Paragraph. In the event of any entry by Landlord onto the Premises, Landlord shall use its commercially reasonable best efforts not to interfere with the conduct of Tenant's business.

     35.  Landlord's Reserved Rights. Landlord, as owner of the Project, in
          --------------------------
addition to Landlord's other rights hereunder, reserves the right from time to time: (i) to change the name of the Project; (ii) to temporarily utilize portions of the Common Areas for, among other things, entertainment, outdoor shows, displays, automobile and other product shows, the leasing of kiosks, or such other uses which, in Landlord's judgment, tend to attract the public; and
(iii) to utilize the lighting standards and other areas or improvements in the Common Areas for advertising purposes. Landlord's right pursuant to this Paragraph 35 shall be subject to the condition that exercise of any of such rights shall not unreasonably interfere with Tenant's use of the Premises, or decrease the minimum number of parking spaces required to be made available for use by Tenant under this Lease.

     36.  Indemnity and Exemption of Landlord from Liability. Tenant hereby
          --------------------------------------------------
agrees to indemnify, protect, and hold harmless Landlord and its shareholders, officers, directors, agents, property managers, employees, contractors, and the partners comprising Landlord (if any) from and against all Claims (as defined below) and all costs, expenses, and attorneys' fees incurred in the defense or handling of any such Claims or any action or proceeding brought on any of such Claims. For purposes of this Lease, the term "Claims" shall mean all liabilities, damages, losses, costs, expenses, attorneys' fees, and claims (except to the extent they result from Landlord's negligent acts or willful misconduct) arising from or which seek to impose liability under or because of
(i) Tenant's or Tenant's Invitees' use of the Premises, (ii) the conduct of Tenant's business, (iii) any activity, work, or things done, permitted, or suffered by Tenant or any of Tenant's Invitees in or about the Premises or elsewhere, (iv) any breach or default in the performance of any obligation to be performed by Tenant under this Lease, and/or (v) any negligence of Tenant or any of Tenant's Invitees. If any action or proceeding is brought against Landlord or its shareholders, officers, directors, agents, property managers, employees, contractors, or the partners comprising Landlord (if any) by reason of any such Claims, Tenant upon notice from Landlord shall defend such action or proceeding at Tenant's sole cost by legal counsel reasonably satisfactory to Landlord. Except to the extent caused by Landlord's negligent acts or willful misconduct, Tenant assumes all risk of, Tenant waives all claims against Landlord in respect of, and Landlord shall not be liable for, any of the matters set forth above in this Paragraph or any of the following: injury to Tenant's business, loss of income from such business, or damage or injury to the goods, wares, merchandise, or other property or the person of Tenant, Tenant's Invitees, or any other persons in, upon, or about the Premises, whether such damage, loss, or injury is caused by or results from criminal acts, fire, steam, electricity, gas, water,

                                      15
Pacific Tower Full Service Gross Office
Copper-Mountain-Lease: 08027.208            Landlord___________Tenant___________
rain, the breakage, leakage, obstruction or other defects of pipes, sewer lines, sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixtures, or any other cause, conditions arising upon the Premises, or other sources or places, and regardless of whether the cause of such damage, loss, or injury or the means of repairing such damage, loss, or injury is inaccessible to Tenant. This Lease shall not be affected or impaired by any change to any part of the Project or any sidewalks, streets or improvements nearby the Project. Landlord may, at its election, at any time and without liability to Tenant, change the name of the Project. Notwithstanding anything to the contrary in this Paragraph 36:

          (a) Tenant shall not waive any claims against Landlord or be required to indemnify, defend, or hold Landlord harmless from or against claims, liability, loss, cost or expense arising out of the breach by Landlord, or Landlord's agents, employees, or independent contractors (collectively "Landlord's Agents"), of any covenant, representation or warranty under this Lease.

          (b) Except to the extent caused by the negligent acts or willful misconduct of Tenant or Tenant's employees, officers, or agents, Landlord shall protect, defend and hold harmless Tenant and Tenant's employees, officers, and agents against and from any and all claims, demands, losses, liabilities, damages, costs and expenses (including, without limitation, attorneys' and consultants' fees and the costs and expenses of defense) arising or resulting from (i) Landlord's or Landlord's Agents' breach of any covenant, representation or warranty under this Lease and (ii) Landlord's or Landlord's Agents' negligence or willful misconduct. The mutual indemnity obligations of Landlord and Tenant under this Lease shall not, however, release the respective insurers of Landlord and Tenant from such insurers' obligations under any policies covering their respective insureds.

     37.  Hazardous Substances. Landlord hereby notifies Tenant, and Tenant
          --------------------
hereby acknowledges that, prior to the leasing of the Premises pursuant to this Lease, Tenant has been notified, pursuant to California Health and Safety Code
Section 25359.7 (or any successor statue), that Landlord knows, or has reasonable cause to believe, that certain hazardous substances (as such term is used in such Section 25359.7), such as common cleaning supplies, office supplies, spillage of petroleum products from motor vehicles, and other consumer products, may have come to be located on or beneath the Premises and/or the Project. Tenant hereby agrees to indemnify Landlord against all actions, liabilities, damages, losses, costs, expenses, attorneys' fees, and claims (except to the extent they arise as a result of Landlord's grossly negligent acts or willful misconduct), arising from or relating to: (i) any discharges, releases, or threatened releases of any Hazardous Material (as defined below) into ambient air, water, or land by Tenant or Tenant's Invitee's, or otherwise from, on, under, or above the Premises, (ii) the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or hazardous or toxic wastes, substances, or materials by Tenant or Tenant's Invitees, or otherwise from, on, or under, the Premises, or (iii) a violation of any environmental law by Tenant or Tenant's Invitees on, under, or above the Premises (for purposes hereof, "environmental laws" shall mean any Federal, State, or local law, statute, regulation, ordinance, guideline, or common law principle relating to public health or safety or the use or control of the environment, including without limitation the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Carpenter-Presley-Tanner Hazardous Substance Account Act, the California Hazardous Waste Control Law, the Federal Clean Air Act, the California Air Resources Act, the Federal Clean Water Act, the California Porter-Cologne Water Quality Control Act, the Federal Resource Conservation and Recovery Act, the California Nejedly-Z'berg-Dills Solid Waste Management and Recovery Act, and California Health and Safety Code Section 25359.7). Tenant agrees to promptly reimburse Landlord for all of Landlord's costs arising from periodic monitoring of Tenant's use, handling, or storage of Hazardous Substances at or surrounding the Premises. Tenant shall not cause or permit any Hazardous Material to be generated, brought onto, used, stored, or disposed of in or about the Premises, the Building, or the Project by Tenant or its agents, employees, contractors, subtenants, or invitees, except for limited quantities of standard office and janitorial supplies. Tenant shall: (a) use, store, and dispose of all such permitted Hazardous Material in strict compliance with all applicable statutes, ordinances, and regulations in effect during the Lease Term that govern and/or relate to Hazardous Material, public health and safety and protection of the environment, and (b) comply at all times during the Lease Term with all environmental laws relating to Tenant's use, storage, or disposal of Hazardous Material. If the Premises are contaminated due to the acts or omissions of Tenant or Tenant's Invitees by any Hazardous Material during the Term, then (1) Tenant shall promptly notify Landlord in writing of such contamination, and (2) Landlord may elect to either (A) demand that Tenant perform all remediation required by Landlord (to Landlord's satisfaction and at Tenant's sole cost, necessary to return the Premises (and/or the Project) to at least as good a condition as the Premises (or the Project) are in as of the date of this Lease, which Tenant shall immediately do upon receipt of notice from Landlord, or (B) proceed to cause such investigation, clean-up, and remediation work which Landlord deems necessary or desirable to be undertaken, whereupon the entire cost thereof (plus a supervisory fee equal to ten percent (10%) of such cost) will be payable by Tenant to Landlord upon demand as Additional Rent. If Tenant does not promptly commence and diligently pursue such remediation, then Landlord may, at Landlord's election, perform or cause to be performed such remediation and Tenant shall immediately, upon demand, pay the cost thereof, plus a supervisory fee in the amount of ten percent (10%) of such cost. Tenant's obligations and liability under this Paragraph shall survive the termination of Tenant's tenancy and the Term of this Lease, except that nothing contained in this Paragraph shall be deemed to impose liability on Tenant for any problem arising after the Term of this Lease provided neither Tenant nor Tenant's Invitees contributed to such problem during the Term of the Lease. As used in this Lease, the term "Hazardous Material" shall mean any hazardous or toxic substance, material, or waste that is or becomes regulated by the United States, the State of California, or any local government authority having jurisdiction over the Building. Hazardous Material includes, without limitation: (a) any "hazardous substance", as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA) (42 United States Code Sections 9601-9675); (b) "Hazardous waste", as that term is defined in the Resource Conservation and Recovery Act of 1976 (RCRA) (42 United States Code Sections 6901-6992k); (c) any pollutant, contaminant, or hazardous, dangerous, or toxic chemical, material, or substance, within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders

                                      16
Pacific Tower Full Service Gross Office
Copper-Mountain-Lease: 08027.208            Landlord___________Tenant___________
imposing liability or standards of conduct concerning any hazardous, dangerous, or toxic waste, substance, or material, now or hereafter in effect); (d) petroleum products; (e) radioactive material, including any source, special nuclear, or byproduct material as defined in 42 United States Code Sections 2011-2297; (f) Asbestos in any form or condition; and (g) polychlorinated biphenyls (PCBs) and substances or compounds containing PCBs. Notwithstanding anything to the contrary contained in the Lease, Tenant shall have no obligation to "clean up," monitor, abate, or to comply with any law regarding, or to reimburse, release, indemnify, or defend Landlord with respect to any toxic or hazardous substances (including, without limitation, asbestos and "PCB's") which now or hereafter become regulated by any governmental authority or agency thereof (hereinafter "Hazardous Materials") and which Tenant did not store, dispose of, or transport in, use, or cause to be on the Premises in violation of any Hazardous Materials laws. Furthermore, if any Hazardous Materials are presented in the Premises (or the underlying soil or groundwater) and such presence was not caused by Tenant or Tenant's Invitees, Landlord shall protect, indemnify, defend, and hold Tenant harmless from and against any and all claims, liability, loss, proceedings, damages, causes of action, cost, or expense (including attorneys' fees) arising therefrom.

     38.  Prohibition Against Asbestos-Containing Materials. Tenant shall not
          -------------------------------------------------
allow or permit any materials which contain asbestos in any form or concentration ("Asbestos-Containing Materials") to be used or stored in the Premises or used in the construction of any improvements or alterations to the Premises, including, without limitation, building or construction materials and supplies. Such prohibition against Asbestos-Containing Materials shall apply regardless of whether the Asbestos-Containing Materials may be considered safe or approved for use by a manufacturer, supplier, or governmental authority, or by common use or practice. Landlord shall have the right, upon reasonable notice, to enter upon and conduct inspections of the Premises to determine Tenant's compliance with this Paragraph. If Tenant allows or permits Asbestos-Containing Materials to be used or stored in the Premises or used in the construction of any improvements or alterations to the Premises, (a) Tenant shall, upon notice from Landlord, immediately remove such Asbestos-Containing Materials at Tenant's sole cost, (b) such removal shall comply with all applicable laws, regulations, and requirements concerning asbestos and the removal and disposal of Asbestos-Containing Materials, (c) Tenant shall reimburse Landlord for all expenses incurred in connection with any inspection of the Premises conducted by Landlord, and (d) unless Tenant completes such removal within 30 days after notice from Landlord, Landlord may, at its election, do either or both of the following: (i) declare Tenant in breach of this Lease and terminate this Lease upon 10 days prior written notice to Tenant, and (ii) remove and dispose of the Asbestos-Containing Materials and obtain reimbursement from Tenant for the cost of such removal and disposal, including a supervisory fee payable to Landlord in the amount of ten percent of said removal and disposal. Tenant shall indemnify Landlord and Landlord's directors, officers, employees, and agents against all costs, liability, expenses, penalties, and claims for damages, including, without limitation, litigation costs and attorneys' fees, arising from (A) the presence of Asbestos-Containing Materials upon the Premises, to the extent that such Asbestos-Containing Materials are used or stored in the Premises or used in the construction of any improvements or alterations in the Project, Building, or to the Premises by Tenant or Tenant's agents, employees, representatives, or independent contractors, (b) any lawsuit, settlement, governmental order, or decree relating to the presence, handling, removal, or disposal of Asbestos-Containing Materials upon or from the Premises, to the extent that such Asbestos-Containing Materials are used or stored in the Premises or used in the construction of any improvements or alternations to the Premises by Tenant or Tenant's agents, employees, representatives or independent contractors, or (C) Tenant's failure to perform its obligations to remove such Asbestos-Containing Materials under this Paragraph.

     39.  Security Measures. Tenant acknowledges (i) that the Basic Monthly Rent
          -----------------
does not include the cost of any security measures for any portion of the Project (ii) that Landlord shall have no obligation to provide any such security measures, (iii) that Landlord has made no representation to Tenant regarding the safety or security of the Project, and (iv) that Tenant will be solely responsible for providing any security it deems necessary to protect itself, its property, and Tenant's Invitees in, on, or about the Project. If Landlord provides any security measures at any time, then the cost thereof shall be included as part of the Lease Expenses, but Landlord will not be obligated to continue providing such security measures for any period of time, Landlord may discontinue such service without notice and without liability to Tenant, and Landlord will not be obligated to provide such security measures with any particular standard of care. Tenant assumes all responsibility for the security and safety of Tenant, Tenant's property, and Tenant's Invitees. Tenant releases Landlord from all claims for damage, loss, or injury to Tenant, Tenant's Invitees, and/or to the personal property of Tenant and/or of Tenant's Invitees, even if such damage, loss, or injury is caused by or results from the criminal or negligent acts of third parties. Landlord shall have no duty to warn Tenant of any criminal acts or dangerous conduct that has occurred in or near the Project, regardless of Landlord's knowledge of such crimes or conduct.

     40.  Subordination and Attornment. This Lease and Tenant's rights under
          ----------------------------
this Lease are subject and subordinate to any mortgage, deed of trust, ground lease, or underlying lease (and to all renewals, modifications, consolidations, replacements, or extensions thereof), now or hereafter affecting the Premises. Upon the written request to Landlord from Tenant, Landlord will exercise good faith efforts to obtain a commercially reasonable nondisturbance agreement (which may be part of a subordination and attornment agreement) recognizing Tenant's right to possession and quiet enjoyment of the Premises upon the transfer of Landlord's interest to such senior party, provided Tenant is not in default under this Lease. The provisions of this Paragraph shall be self-operative, and no further instrument of subordination shall be required. In confirmation of such subordination, however, Tenant shall promptly execute and deliver any instruments that Landlord, any Lender, or the lessor under any ground or underlying lease, may request to evidence such subordination. Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's special attorney-in-fact to execute and deliver such instruments. Notwithstanding the preceding provisions of this Paragraph, if any ground lessor or Lender elects to have this Lease prior to the lien of its ground lease, deed of trust, or mortgage, and gives written notice thereof to Tenant that this Lease shall be deemed prior to such ground lease, deed of trust, or mortgage, whether this Lease is dated prior or subsequent to the date of such ground lease, deed of trust, or mortgage, then this Lease shall be deemed to be prior to the lien of such

                                      17
Pacific Tower Full Service Gross Office
Copper-Mountain-Lease: 08027.208            Landlord___________Tenant___________
ground lease or mortgage and such ground lease, deed of trust, or mortgage shall be deemed to be subordinate to this Lease. If any Lender, or the lessor of any ground or underlying lease affecting the Premises, shall hereafter succeed to the rights of Landlord under this Lease, whether by foreclosure, deed in lieu of foreclosure or otherwise, then (i) such successor landlord shall not be subject to any offsets or defenses which Tenant might have against Landlord, (ii) such successor landlord shall not be bound by any prepayment by Tenant of more than one month's installment of Basic Monthly Rent or any other Rent, (iii) such successor landlord shall not be subject to any liability or obligation of Landlord except those arising after such succession, (iv) Tenant shall attorn to and recognize such successor landlord as Tenant's landlord under this Lease, (v) Tenant shall promptly execute and deliver any instruments that may be necessary to evidence such attornment, (vi) Tenant hereby irrevocably appoints Landlord (and such successor landlord) as Tenant's special attorney-in-fact to execute and deliver such instruments on behalf of Tenant, and (vii) upon such attornment, this Lease shall continue in effect as a direct lease between such successor landlord and Tenant upon and subject to all of the provisions of this Lease. If any Lender requests reasonable amendment(s) to this Lease at any time during the Term, then Tenant shall not unreasonably withhold or delay its written consent to such amendment(s), provided such amendments do not materially increase Tenant's obligations or materially decrease Tenant's rights hereunder.

     41.  Estoppel Certificate. Within ten days after written request from
          --------------------
Landlord, Tenant shall execute and deliver to Landlord, in recordable form, a certificate stating (i) that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating all modifications,
(ii) the then-current Basic Monthly Rent, (iii) the dates to which Basic Monthly Rent has been paid in advance, (iv) whether or not the amount of any security deposit, prepaid rent or other payment constituting Rent which has been paid,
(v) whether or not Tenant or Landlord is in default under this Lease and whether there currently exist any defenses or rights of offset under the Lease, (vi) all Landlord's Work required by this Lease is complete and (vii) such other matters as Landlord shall reasonably request. Tenant's failure to deliver such certificate within such ten day period shall be conclusive upon Tenant for the benefit of Landlord, and any successor in interest to Landlord, any lender or proposed lender, and any purchaser of the Project that, except as may be represented by Landlord, this Lease is unmodified and in full force and effect, no Rent has been paid more than 30 days in advance, and neither Tenant nor Landlord is in default under this Lease. Tenant irrevocably constitutes and appoints Landlord as its special attorney-in-fact to execute and deliver such certificate to any third party if Tenant fails to deliver such certificate within such ten day period.

     42.  Waiver. No delay or omission in the exercise of any right or remedy of
          ------
Landlord in the event of any default by Tenant shall impair such right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any default other than the particular Rent payment accepted. Landlord's receipt and acceptance from Tenant, on any date (the "Receipt Date"), of an amount less than Rent due on such Receipt Date, or to become due at a later date but applicable to a period prior to such Receipt Date, shall not release Tenant of its obligation (i) to pay the full amount of such Rent due on such Receipt Date or (ii) to pay when due the full amount of such Rent to become due at a later date but applicable to a period prior to such Receipt Date. No act or conduct of Landlord, including without limitation, the acceptance of the keys to the Premises, shall constitute an acceptance by Landlord of the surrender of the Premises by Tenant before the Expiration Date. Only a written notice from Landlord to Tenant stating Landlord's election to terminate Tenant's right to possession of the Premises shall constitute acceptance of the surrender of the Premises and accomplish a termination of this Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any other or subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease. Tenant hereby waives any rights granted to Tenant under California Code of Civil Procedure Section 1179, California Civil Code Section 3275, and/or any successor statute(s). Tenant represents and warrants that if Tenant breaches this Lease and, as a result, this Lease is terminated, Tenant will not suffer any undue hardship as a result of such termination and, during the Term, will make such alternative or other contingency plans to provide for its vacation of the Premises and relocation in the event of such termination. Tenant acknowledges that Tenant's waivers set forth in this Paragraph are a material part of the consideration for Landlord's entering into this Lease and that Landlord would not have entered into this Lease in the absence of such waivers.

     43.  Brokers. Each party hereto represents and warrants that it has dealt
          -------
with no broker in connection with this Sublease and the transactions contemplated herein, except as listed in Paragraph 2.15 above. Each party shall indemnify, protect, defend and hold the other party harmless from all costs and expenses (including reasonable attorneys' fees) arising from or relating to a breach of the foregoing representation and warranty. See Addendum No. 1.
                                                         --------------

     44.  Easements. Landlord may, at its election, from time to time, grant
          ---------
such easements, rights and dedications, and cause the recordation of parcel maps, easement and operating agreements, and restrictions affecting the Premises and the Project. Tenant shall promptly sign any documents or instruments to accomplish the foregoing upon request by Landlord. Tenant irrevocably appoints Landlord as Tenant's special attorney-in-fact to execute and deliver such documents or instruments on behalf of Tenant if Tenant refuses or fails to do so. Landlord's right pursuant to this Paragraph 44 shall be subject to the condition that exercise of any of such rights shall not unreasonably interfere with Tenant's use of the Premises, or decrease the minimum number of parking spaces required to be made available for use by Tenant under this Lease.

     45.  Limitations on Landlord's Liability. If Landlord is in default of this
          -----------------------------------
Lease, and as a consequence Tenant recovers a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levy against the right, title, and interest of Landlord in the Project, and out of rent or other income from the Project receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title, and interest in the Project.

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

Neither Landlord nor Landlord's shareholders, officers, directors, agents, property managers, employees, contractors, or the partners comprising Landlord (if any) shall be personally liable for any deficiency.

     46.  Sale or Transfer of Premises. If Landlord sells or transfers any
          ----------------------------
portion of the Premises, Landlord, on consummation of the sale or transfer, shall be released from any liability thereafter accruing under this Lease. If any security deposit or prepaid rent has been paid by Tenant, Landlord may transfer the security deposit and/or prepaid rent to Landlord's successor-in-interest and on such transfer Landlord shall be discharged from any further liability arising from the security deposit or prepaid rent.

     47.  Quitclaim Deed. Tenant shall execute and deliver to Landlord on the
          --------------
Expiration Date or earlier termination of this Lease, promptly on Landlord's request, a quitclaim deed to the Premises, in recordable form, designating Landlord as transferee.

     48.  No Merger. The voluntary or other surrender of this Lease by Tenant,
          ---------
or a mutual cancellation of this Lease, or a termination by Landlord, shall not work a merger, and shall, at the option of Landlord, terminate any existing subleases or may, at the option of Landlord, operate as an assignment to Landlord of any such subleases.

     49.  Confidentiality. Except as essential to the consummation of the
          ---------------
transaction contemplated by this Lease (together with all amendments and addenda hereto):

          49.1. Tenant shall keep and maintain the terms of this Lease and the transactions contemplated by this Lease or any aspect of this Lease in strict confidence; and

          49.2. Tenant may not make or allow any notices, statements, disclosures, communication, or news releases concerning this Lease, the terms of this Lease and the transactions contemplated by this Lease or any aspect of this Lease. Nothing provided herein, however, shall prevent Tenant from disclosing to its legal counsel and/or certified public accountants, prospective purchasers, or lenders the existence and terms of this Lease or any transaction under this Lease, or any aspect of this lease, or from complying with any governmental or court order or similar legal requirement which requires such party to disclose this Lease, the terms of this Lease, the transaction contemplated by this Lease and/or any aspect of this Lease; provided that such party uses reasonable and diligent good faith efforts to disclose no more than is absolutely required to be disclosed by such legal requirement.

          49.3. If Tenant violates this confidentiality provision, in addition to all other remedies to which Landlord may be entitled under law or in equity, Landlord shall be entitled to receive immediately the entire value of any rent relief, rent abatement, free rent, reimbursement, or other concession which Landlord has previously granted to Tenant.

     50.  Miscellaneous.
          -------------

          50.1. Tenant covenants and agrees not to protest or in any way oppose any application for a license to serve or sell liquor filed by tenants or other users of space within the Project.

          50.2. Upon Landlord's written request, Tenant shall promptly furnish to Landlord, from time to time, financial statements certified by Tenant to be true and correct, reflecting Tenant's then current financial condition. Such financial statements shall include a current balance sheet and a profit and loss statement covering the most recent 12-month period available. In addition, Tenant shall provide Landlord with its annual audited financial statements prepared by its outside firm of certified public accountants. Landlord shall not request financial statements from Tenant more than once every six months and Landlord or Landlord's Lender shall keep the information contained therein in confidence. Furthermore, Tenant's obligations with respect to financial statements shall be limited to Tenant's financial statements existing as of the time of the request. In the event that Tenant becomes a publicly traded company and a reporting company under the Federal Securities Laws, then, until such time as Tenant ceases to be publicly traded, Tenant's obligations with respect to delivery of financial statements shall cease and Landlord's obligation as to confidentiality of Tenant's financial statements shall cease.

          50.3. Notwithstanding any other provision in this Lease to the contrary, Tenant shall refrain from selling or otherwise distributing any alcoholic beverages unless such sale is specifically permitted pursuant to Paragraph 2.12, above, and in any event, such sales shall be expressly forbidden under this Lease unless and until Tenant holds the appropriate license as issued and/or approved by the California Alcoholic Beverage Control Agency.

          50.4. This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located. If the Premises are located outside of California, then the references in this Lease to California statutes shall be deemed to include any relevant statute of the jurisdiction in which the Premises are located that is comparable to such California statutes.

          50.5. For purposes of venue and jurisdiction, this Lease shall be deemed made and to be performed in the City of San Diego, California (whether or not the Premises are located in San Diego, California) and Landlord and Tenant hereby consent to the jurisdiction of the Courts of the County of San Diego.

          50.6. This Lease may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

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

     50.7. Whenever the context so requires, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word "person" shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.

     50.8. Each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Lease or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability, unless such provision or such application of such provision is essential to this Lease.

     50.9. In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party against any other party to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Lease the prevailing party in such Proceeding shall be entitled to recover from the unsuccessful party all costs, expenses, and actual attorney's fees and expert witness fees relating to or arising out of such Proceeding (whether or not such Proceeding proceeds to judgment), and any post-judgment or post-award proceeding including without limitation one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and actual attorney's fees and expert witness fees.

     50.10. This Lease shall become effective when it has been executed by each of Landlord and Tenant.

     50.11. Subject to any restriction on transferability contained in this Lease, this Lease shall be binding upon and shall inure to the benefit of the successors-in-interest and assigns of each party to this Lease. Nothing in this Paragraph shall create any rights enforceable by any person not a party to this Lease, except for the rights of the successors-in-interest and assigns of each party to this Lease, unless such rights are expressly granted in this Lease to other specifically identified persons.

     50.12. The headings of the Paragraphs of this Lease have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Lease, or be used in any manner in the interpretation of this Lease.

     50.13. Time and strict and punctual performance are of the essence with respect to each provision of this Lease.

     50.14. Each party to this Lease and its legal counsel have had an opportunity to review and revise this Lease. The rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any Addendum or Exhibit to this Lease, and such rule of construction is hereby waived by Tenant.

     50.15. All notices required or permitted to be given by Tenant to Landlord shall be in writing and shall be personally delivered, sent by certified mail, postage prepaid, return receipt requested, or sent by a nationally recognized overnight express courier service that provides written confirmation of delivery to Landlord at the address set forth in Paragraph 2.10 of this Lease. Each such notice or other communication shall be deemed given, delivered and received upon its actual receipt, except that if it is sent by mail in accordance with this Paragraph, then it shall be deemed given, delivered and received three days after the date such notice or other communication is deposited with the United States Postal Service in accordance with this Paragraph. Landlord or Tenant must give a notice of a change of its address to the other, if such address changes. Landlord shall be required to give all notices pursuant to Paragraph 25 of this Lease writing and shall be personally delivered, sent by certified mail, postage prepaid, return receipt requested, or sent by a nationally recognized overnight express courier service that provides written confirmation of delivery to Tenant at the address set forth in Paragraph 2.11 of this Lease. Each such notice or other communication shall be deemed given, delivered and received upon its actual receipt, except that if it is sent by mail in accordance with this Paragraph, then it shall be deemed given, delivered and received three days after the date such notice or other communication is deposited with the United States Postal Service in accordance with this Paragraph. Notwithstanding the foregoing, routine correspondence between Landlord and Tenant shall be deliverable by regular U.S. mail or other such means of delivery as may become customary.

     50.16. If more than one person is Tenant, then the obligations of Tenant under this Lease shall be the joint and several obligations of each of such persons; provided, however, that any act or signature of one or more of any of such persons and any notice or refund given to or served on any one of such persons shall be fully binding on each of such persons.

     50.17. All provisions, whether covenants or conditions, to be performed or observed by Tenant shall be deemed to be both covenants and conditions.

     50.18. All payments to be made by Tenant to Landlord under this Lease shall be in United States currency.

     50.19. The Exhibits and Addendum attached to this Lease are incorporated herein by this reference.

     50.20.  [Intentionally deleted].

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

     50.21.  [Intentionally deleted].

     50.22. This Lease, the Exhibits A, B, C and Addendum(s), if any, attached
                            ----------------
hereto and forming a part hereof, as if set forth herein, constitute all of the covenants, promises, assurances, representations, warranties, statements, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and the Project and there are no covenants, promises, assurances, representations, warranties, statements, conditions, or understandings, either oral or written, between them, other than as herein set forth. Except as herein otherwise provided, no subsequent alteration, change, or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each of them. Notwithstanding the foregoing, the Landlord may, from time to time, establish and amend such reasonable and nondiscriminatory rules, regulations, and signage criteria, in a written form, for the benefit of the Project and Building. Violations of such rules, regulations, and signage criteria by Tenant or Tenant's invitees shall constitute a material default of this Lease.

     50.23. This Lease, upon full execution, supersedes and revokes any and all previous leases governing the Premises, lease negotiations, arrangements, letters of intents, offers to lease, lease proposals or drafts, brochures, representations, and information conveyed, whether oral or written, between parties hereto or their respective representations or any other person purported to represent Landlord or Tenant. The Tenant acknowledges it has not been induced to enter into this Lease by any representations not set forth in the Leases, nor has it relied on any such representations. No such representations should be used in the interpretation or construction of this Lease and the Landlord shall have no liability for any consequences arising as a result of any such representations.

             LANDLORD:

             PACIFIC SORRENTO MESA HOLDINGS, L.P.,
             a California limited partnership, and
             PACIFIC STONECREST HOLDINGS, L.P.,
             a California limited partnership, as tenants in common

             By: American Assets, Inc., as Agent


                 BY:  /s/ JOHN W. CHAMBERLAIN
                      _______________________________________
                      John W. Chamberlain
                      Chief Executive Officer

             DATE:    4/1/99
                   __________________________________________

             TENANT:

             COPPER MOUNTAIN NETWORKS, INC.
             A CALIFORNIA CORPORATION

             BY: /s/ JOSEPH MARKEE
                 _______________________________________________________
                 Joseph Markee, Vice President and Chairman of the Board

             DATE:    4/1/99
                   _____________________________________________________


             BY: /s/ JOHN CREELMAN
                 _______________________________________________________
                 John Creelman, Secretary and Chief Financial Officer

             DATE:   4/1/99
                   _____________________________________________________

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

                                   EXHIBIT A

                                 (PAGE 1 OF 2)

                               Legal Description


Parcel 1:

Lot 29 of Pacific Corporate Center Unit Nos. 3 and 4, in the City of San Diego County of San Diego, State of California, according to map thereof No. 11560, filed in the office of the County Recorder of San Diego County, July 9, 1986.

Said legal description now reads as follows:

Lot 36 of Pacific Corporate Center Unit No. 9, in the City of San Diego, County of San Diego, State of California, according to map thereof No. 12775, filed in the office of the County Recorder of San Diego County, January 31, 1991.

Parcel 2:

Lots 26, 27 and 28 of Unit Nos. 3 and 4 of Pacific Corporate Center, in the City of San Diego, County of San Diego, State of California, according to map thereof No. 11560 filed in the office of the County Recorder of San Diego County, July 9, 1986, said legal description now reads as follows:

Lots 32, 33, 34 and 35 of Pacific Corporate Center Unit No. 9, in the City of San Diego, County of San Diego, State of California, according to map thereof No. 12775, filed in the office of the County Recorder of San Diego, County, January 31, 1991 as File No. 1991-0045781 of official records.


                                       1
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

                                   EXHIBIT A

                                 (PAGE 2 OF 2)

                                   Site Plan





                                       2
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

                                   EXHIBIT B

                                 (PAGE 1 OF 3)

                                    Floor 1





                                       1
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

                                   EXHIBIT B

                                 (PAGE 2 OF 3)

                                    Floor 2




                                       2
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

                                   EXHIBIT B

                                 (PAGE 3 OF 3)

                                    Floor 3




                                       3
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

                                  EXHIBIT "C"

                      TENANT IMPROVEMENTS TO THE PREMISES
                      -----------------------------------


GENERAL RECITAL:  LANDLORD SHALL PROVIDE A STANDARD TENANT FINISH FOR THE
---------------
PREMISES, SUBJECT TO THE TERMS AND CONDITIONS AS MORE COMPLETELY DESCRIBED
HEREIN.


     Section 1.  Definitions and Representatives.  All terms used herein which
                 -------------------------------
are not defined shall have the meanings ascribed to them in the Lease to which this Exhibit is attached. This Addendum is incorporated within such Lease and references in this Addendum to "this Lease" shall will mean the Lease to which this Exhibit is attached. Landlord appoints Landlord's Representative to act for Landlord and Tenant appoints Tenant's Representative to act for Tenant in all matters covered by this Agreement. All inquiries, requests, instructions, authorizations and other communications with respect to the matters covered by this Agreement will be made to Landlord's Representative or Tenant's Representative, as the case may be. Tenant will not make any inquiries of or requests to, and will not give any instructions or authorizations to, any other employee or agent of Landlord, including Landlord's architect, engineers and contractors or any of their agents or employees, with regard to matters covered by this Agreement. Either party may change its Representative under this Agreement at any time with three business (3) days' prior written notice to the other party.


  Tenant's Representative:  /s/ JOHN CREELMAN
                            __________________________________.

  Landlord's Representative:    Rick McKee, Vice President, c/o American Assets,
Inc.

  Landlord's Designer:  Facility Solutions

  Landlord's Contractor:   Ninteman Construction


  Section 2.  Landlord's Work. Following execution of this Lease by Landlord and
              ---------------
Tenant, Landlord shall cause the Premises to be built-out and delivered to Tenant in accordance with working drawings, plans, and specifications for the Premises prepared by Facility Solutions, based on a scope of work and specifications supplied by Tenant. The build-out of the Premises shall be completed by Landlord's Contractor, or such other contractor selected by Landlord and approved by Tenant without unreasonably withholding such approval, in a good and workmanlike manner. Subcontracting work shall be competitively bid to three subcontractors. Tenant shall have the ability to recommend subcontractors, and Landlord shall not unreasonably withhold its consent to submitting bids to such recommended subcontractors. The working drawings, plans, and specifications for Landlord's Work shall be those attached hereto, or if no such working drawings, plans, and specifications are attached, then, (a) within five (5) business days after execution of this Lease, Tenant shall provide Landlord with sufficient information concerning the scope of work and specifications to enable Landlord to prepare working drawings, plans, and specifications for the build-out of the Premises, and (b) Landlord and Tenant shall, within fifteen days after the date that Landlord submits such working drawings, plans, and specifications to Tenant for Tenant's approval, mutually approve such working drawings, plans, and specifications ("Landlord's Work"). If Landlord and Tenant have not agreed on such working drawings, plans, and specifications within 15 days following Landlord's delivery of working drawings, plans, and specifications to Tenant, then Landlord may, at its election, terminate this Lease upon 15 days written notice to Tenant, if the parties are still unable to agree on working drawings, plans, and specifications during such 15 day period. Notwithstanding anything to the contrary contained herein:

          (i) Landlord's Work shall be completed in compliance with all applicable laws, codes, ordinances and other governmental requirements then applicable to the Premises and the Building.

         (ii) Landlord's Work shall be done pursuant to either a fixed-price construction contract or a cost plus fee construction contract subject to a guaranteed maximum price (the "Construction Contract"). Tenant shall have the right to approve the Construction Contract, which approval shall not be unreasonably withheld or delayed beyond 2 business days after Tenant's receipt of such contract.


  Section 3.  Modifications.  Tenant may request and authorize changes in the
              -------------
work during construction, only by written instructions from Tenant's Representative to Landlord's Representative on a form approved by Landlord. All such changes shall be subject to Landlord's prior written approval in accordance with Section 4 of this Agreement. Prior to commencing any such change, Landlord shall prepare and deliver to Tenant, for Tenant's approval, a change order (the "Change Order") setting forth the additional time required to perform the change and the total cost of such change, which will include associated architectural, engineering and construction contractor's fees, delay costs, additional coordination costs, and Landlord's estimated costs in implementing the Change Order, such Landlord's costs not to exceed five percent (5%) of the amount of the Change Order. If Tenant fails to approve such Change Order within two (2) business days after delivery by Landlord, Tenant shall be deemed to have withdrawn the proposed Change Order and Landlord shall not proceed to perform the change. Upon Landlord's receipt of Tenant's approval, Contractor shall proceed to perform the change and, if such change is estimated to increase the cost of Landlord's Work above the amount of the Allowance, Tenant shall pay for such excess cost prior to the time Contractor starts work on such Change Order.

  Section 4. Landlord's Approval.  Landlord may withhold its approval of any
             -------------------
revisions requested by Tenant to the plans and specifications, or any Tenant Change Orders which require work which: (i) exceeds or affects the structural integrity of the Building or any part of the utility installations or HVAC System; (ii) is not approved (if such approval is required) by the holder of any mortgage or deed of trust encumbering the Building at the time the work is proposed; (iii) violates any agreement which affects the Building or which binds Landlord; (iv) Landlord reasonably believes will increase the cost of operation or maintenance of any of the systems of the Building; (v) Landlord reasonably believes will reduce the market value of the Building at the end of the Term;
(vi) does not conform to applicable building codes or is not approved by any governmental authority with jurisdiction over the Premises and/or the Building;
(vii) does not conform to Landlord's "Building Standard" tenant improvement specifications unless otherwise approved by Landlord; or (viii) Landlord reasonably believes will result in a delay in the completion of Landlord's Work, or result in an increase in the cost of Landlord's Work in excess of the Allowance (unless Tenant pays such excess in advance).

  Section 5.  Improvement Allowance.  Landlord shall be responsible for bearing
              ---------------------
all costs and expenses of completing the Landlord's Work up to a maximum of [***] (the "Allowance"). All costs and expenses in excess of such Allowance
-----
shall be at Tenant's sole expense and shall be paid in accordance with this
Section 5. If Landlord at any time determines that the cost of the Landlord's Work is likely to exceed the amount of the Allowance (such excess, the "Excess Amount"), Tenant shall elect either, or a combination, of the following two options with respect to the entire Excess Amount: (a) the payment by Tenant to Landlord of the Excess Amount concurrently with the performance of Landlord's Work in accordance with the terms of this Section 5, or (b) the election by Tenant to increase the Basic Monthly Rent under this Lease by an amount sufficient to fully amortize the Excess Amount over the Initial Term plus interest at 10 percent per annum.

  To the extent to which Tenant elects to pay the Excess Amount concurrently with the performance of Landlord's Work (pursuant to clause (a) above), Tenant shall advance fifty percent (50%) of such amount to Landlord prior to (and as a condition to) Landlord's commencing or completing the Landlord's Work and any failure by Tenant to pay such funds to Landlord within five (5) business days shall constitute a default under this Lease. Tenant shall pay the balance of such amount within ten (10) calendar days following its receipt of invoices therefor and Tenant's failure to do so shall constitute a default under this Lease.

  To the extent to which Tenant elects to amortize the Excess Amount through an increase to Basic Monthly Rent (pursuant to clause (b) above), Landlord and Tenant shall, prior to (and as a condition to) Landlord's commencing or completing the Landlord's Work, enter into an Amendment to this Lease setting forth such increased Basic Monthly Rent. Tenant's failure to execute and return such Amendment within 5 days after receipt shall constitute a default under this Lease.

  The Allowance shall include without limitation any and all costs of construction, city permits, space planning, engineering, blueprints, reimbursables, and Landlord's actual cost of administration and supervision of Landlord's Work and overhead attributable to Landlord's work up to a maximum amount of $0.25 per Rentable Square Foot. Landlord's Work shall use, whenever possible, the construction materials which currently exist at the Building and the fair market value of such materials shall be deducted from the Allowance. Landlord and Tenant acknowledge that the cost of window coverings for the Premises (estimated to total less than $20,000) shall be allocated 25 percent to each of Landlord, Tenant (and therefore paid through the Allowance), Landlord's broker (John Burnham), and Tenant's broker (Irving Hughes Group).

  Section 6.  Effect of Delay on Lease Term.  In the event Landlord's Work is
              -----------------------------
not substantially completed by the Rent Commencement Date specified in the Lease, the Lease shall not, except as otherwise provided, be affected or modified and shall remain in full force and effect and Landlord shall not be liable for any damage suffered or incurred on account of any delay in completion. Landlord's obligation to complete Landlord's Work is subject to delays from causes beyond the reasonable control of Landlord such as, but not limited to, acts of God, strikes, work stoppages, unavailability of or delay in receiving permits, labor or materials, defaults by contractors or subcontractors, weather conditions, fire or other casualty, or action of governmental authorities.

  Section 7.  Initial Commencement of Lease Term. The Lease Commencement Date
              ----------------------------------
shall commence upon the later to occur of (i) Landlord's delivery of possession of the second and third floors of the Building or (ii) the date of Substantial Completion (as defined in Paragraph 4 of the Lease) of the Landlord's Work on the second and third floors of the Building. The Rent Commencement Date shall be determined in accordance with Lease Addendum No. 1 (and may be different dates for different floors of the Premises), except that such dates shall be accelerated one day for each day that Substantial Completion of Landlord's Work would have occurred (as to a particular floor or floors) but for Tenant Delays. Each of the following events shall be deemed a "Tenant Delay": (a) delays resulting from any direction by Tenant that Landlord suspend work or otherwise hold up construction of any portion of the Tenant Improvements because of a possible change order initiated by Tenant or for any other reason directed by Tenant; (b) delays because portions of Landlord's Work cannot be performed until work to be performed by or on behalf of Tenant is performed; (c) delays due to the failure of Tenant to pay when due any amount payable pursuant to the Lease or this Exhibit; (d) delays which result directly or indirectly from Tenant's changes in the working drawings, plans, and specifications; or (e) any other action or inaction of Tenant that directly or indirectly delays Landlord in completing Landlord's Work. Tenant shall pay any actual and documented costs or expenses incurred by Landlord as a result of any Tenant Delays, including without limitation, any increases in costs or expenses for labor or materials. Landlord shall provide Tenant with an "Acceptance of Premises" letter upon Tenant's acceptance of possession, and a "Confirmation of Lease Terms" written memorandum following the Rent Commencement Date reflecting the exact Lease Commencement Date; however, any failure to do so shall not affect the Lease Commencement Date. If the Lease Commencement Date provided for by this Section is different than the estimated Lease Commencement Date set forth in Paragraph
2.4.1 of

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

the Lease, then (a) the Lease Commencement Date provided for by this Section shall control and (b) Paragraphs 2.4.1 and 2.4.2. of the Lease shall be deemed amended accordingly. Tenant shall execute the Acceptance of Premises letter on the date of Landlord's turnover of possession to Tenant, subject to any punchlist items identified therein. Tenant shall execute and return to Landlord the Confirmation of Lease Terms memorandum within ten days of submittal by Landlord. Failure by Tenant to execute the Acceptance of Premises letter or the Confirmation of Lease Terms memorandum shall not amend the terms thereof, but shall be deemed as Tenant's final and conclusive acceptance of the terms thereof.

  Section 8.  Future  Improvements by Tenant to the Premises;  Plan Approval.
              --------------------------------------------------------------
In the event that Tenant shall desire to perform improvements to the Premises during the term of the Lease or any extension thereof, Tenant shall, unless such improvements do not require Landlord's consent pursuant to Paragraph 23 of the Lease, cause detailed plans and specifications (the "Plans") to be prepared and delivered to Landlord; which Plans shall reflect the work to be performed within the Premises by Tenant in order to suitably prepare the Premises for Tenant's use ("Tenant's Work"). Landlord shall, within a reasonable period of time following its receipt of the Plans, either approve such Plans or provide Tenant with the reasons that Landlord is withholding such consent. Performance of the Tenant's Work shall strictly conform to the approved Plans and any deviation will require Landlord's prior approval. All costs arising from said future Tenant's Work shall be the sole and exclusive responsibility of Tenant to pay, in a prompt and timely fashion as said costs become due.

  Section 9.  Construction of Tenant Improvements.  After the Plans for the
              -----------------------------------
Tenant's Work have been approved by Landlord, Tenant, and the local governing agencies, Tenant shall enter into a construction contract with Contractor (or such other contractor designated by Landlord) which shall include a provision for compliance with Landlord's rules and regulations as defined herein, and Tenant shall provide Landlord with a copy of such contract. Tenant shall perform no Alterations or Tenant's Work except through Contractor and in strict accordance with this Exhibit. In no event shall Tenant be permitted to perform Tenant's Work prior to providing all information requested by Landlord relating to Tenant's Work. Failure by Tenant to provide any information requested by Landlord, including but not limited to evidence of Tenant's and Contractor's compliance with all of the insurance requirements hereof, shall constitute a default of the Lease in the event Tenant proceeds with Tenant's Work.
Violations of Landlord's rules, regulations, and requirements as set forth herein or as otherwise established by Landlord shall constitute a default of this Lease if not corrected by Tenant and/or Contractor within twenty four (24) hours notice, either written or oral, by Landlord to Tenant. Landlord shall have the right to post a notice of non-responsibility at a prominent location within Tenant's Premises.

It shall be the responsibility of Tenant to enforce the following requirements of Contractor, and all subcontractors of Contractor, at every level:

  9.1 Contractor shall perform Tenant's Work in a manner and at times which do not impede or delay Landlord's contractor in the Project. Any delays in the completion work by the Landlord or Landlord's contractor on the Project, or the commencement of the annual rental and any damage to any work caused by Contractor shall be at the sole cost and expense of Tenant.

  9.2 Contractor shall be responsible for the repair, replacement, or clean-up of any damage by him to other contractors' work which specifically includes access ways to the Premises which may be concurrently used by others. Firelanes, sidewalks, hallways, and access to other tenant's suites may not be blocked or obstructed at any time.

  9.3 Contractor shall contain his storage of materials and its operations within the Premises and such other space as he may be assigned by Landlord. Should he be assigned space outside of the Premises, it shall move to such other space as Landlord shall reasonably direct from time to time to avoid interference or delays with other work. Contractor shall park construction vehicles in areas reasonably designated by Landlord.

  9.4 All trash and surplus construction materials shall be stored within the Premises and shall be promptly removed from the Premises. Contractor shall not use common area trash enclosures or waste bins for disposal of trash or surplus construction material.

  9.5 Contractor shall provide temporary utilities, portable toilet facilities and portable drinking water as required for his work within the Premises.

  9.6 Noise shall be kept to a minimum at all times, and shall not be permitted to interfere with the conduct of other tenant's business, or the general operation of the Project. Contractor shall notify Landlord or Landlord's project manager of any planned work to be done on weekends or other than normal job hours.

  9.7 Tenant and Contractor are responsible for compliance with all applicable codes and regulations of duly constituted authorities having jurisdiction as far as the performance of the Tenant's Work is concerned and for all applicable safety regulations established by the Landlord, OSHA, or other regulatory agencies, and Tenant further agrees to save and hold Landlord harmless for Tenant's actions arising from Tenant's Work. Prior to commencement of construction, Tenant shall submit to Landlord evidence of insurance as required by this Lease and evidence of insurance for Contractor.

  9.8 Contractor shall not post signs on any part of the Project or on the Premises, without Landlord's prior written approval.

  9.9 Tenant shall be responsible for and shall obtain and record a Notice of Completion promptly following completion of Tenant's work.

  9.10 Landlord may require that, prior to the commencement of construction, Tenant shall obtain or cause its contractor to obtain payment and performance bonds covering the faithful performance of the contract for the construction of the Tenant's Work and the payment of all obligations arising thereunder. Such bonds shall be for the mutual benefit of both Landlord and Tenant.

  9.11 Tenant shall provide to Landlord a copy of the fully executed construction contract, including all addendum and a line item breakdown by trade thereto, between Tenant and its Contractor for the Tenant's Work.

  9.12 All required permits and approvals, including but not limited to Planning, Building, Fire, and Health department permits, must be obtained and all necessary calculations, including, but not limited to, those required under Title 24, must be submitted to the local governing agencies for all work to be performed by Tenant or Contractor in the Premises.

  9.13 Any modifications to the building exterior shall be subject to Landlord's prior approval. No romex wiring shall be allowed, nor shall water lines be placed in slabs, unless approved by Landlord prior to installation. All equipment placed upon the roof as a result of the Tenant's Work, and all roof penetrations, shall be approved by Landlord prior to the commencement of work.

  9.14 Landlord, at Landlord's reasonable discretion, may from time to time establish such other reasonable rules and regulations for protection of property and the general safety of occupants and invitees of the Project. Such rules and regulations shall apply to Tenant and Contractor as though established upon the execution of this Exhibit "C".

  Section 10.  Coordination of Construction.  Tenant covenants and agrees that
               ----------------------------
Tenant and Contractor shall not destroy or in any way damage any portion of the Building or Project. Further, Tenant covenants and agrees that Tenant and Contractor shall coordinate the Tenant's Work with any construction schedule for any work being performed by or on behalf of Landlord or any other tenant, and that the performance of the Tenant's Work shall not interfere with Landlord's or any other tenant's construction activities. If there be such interference or conflict, notice thereof shall be given to Tenant, and immediately after receipt of such notice the Tenant agrees to cease or cause to be terminated such interference or conflict. Further, should Tenant delay Landlord's work at the Premises or any other area of the Building or Project due to the construction of Tenant's Work, Tenant shall be responsible to Landlord for any lost rents due to the delay of the commencement of any lease for premises within the Project. Tenant further covenants and agrees that Tenant and Contractor shall comply with all rules and regulations promulgated by Landlord, or its agent, and all directives of Landlord governing construction or installation activities, including but not limited to, permissible hours for construction or installation activities, storage of equipment and responsibility for cleaning of work areas. If Tenant or Contractor shall fail to comply with the provisions of this Section any costs incurred by Landlord as a result of such failure shall be at Tenant's sole and exclusive expense.

  Section 11.  Limitation on Landlord's Liability. Landlord shall not be liable
  ----------   ----------------------------------
for any loss, cost, damage, or expense incurred or claimed by Tenant or any other person or party on account of the construction or installation of the Tenant's Work or any other person or party on account of the construction or installation of the Tenant's Work or any other improvements to the Premises made by Tenant. Tenant hereby acknowledges and agrees that the compliance of the Tenant's Work, or other Alterations made to the Premises by the Tenant and any plans therefore, with all applicable governmental laws, codes, and regulations shall be solely Tenant's responsibility. Landlord assumes no liability or responsibility resulting from the failure of the Tenant to comply with all applicable governmental laws, codes and regulations or for any defect in any of the Tenant's Work or other Alteration to the Premises made by Tenant. Tenant further agrees to indemnify, defend, and hold harmless Landlord from any loss, cost, damage or expense incurred, claimed, asserted, or arising in connection with any of the foregoing.

                               ADDENDUM NO. 1 TO
                    STANDARD FULL SERVICE GROSS OFFICE LEASE

     This Addendum No. 1 is attached to and incorporated within that certain Standard Full Service Gross Office Lease between AMERICAN ASSETS, INC., As Agent For PACIFIC SORRENTO MESA HOLDINGS, L.P., a California limited partnership, and PACIFIC STONECREST HOLDINGS, L.P., a California limited partnership, as tenants in common ("Landlord"), and COPPER MOUNTAIN NETWORKS, INC., a California corporation ("Tenant"), who agree as follows:

     1.  Premises.   The Premises consist of approximately 60,942 Rentable
         --------
Square Feet, consisting of the entire Rentable Area located on the second and third floors of the Building and approximately 11,422 Rentable Square Feet located on the first floor. Landlord acknowledges that a portion of the Premises on the first floor (location and design of which are subject to Landlord's approval pursuant to Exhibit "C") will be used by Tenant as a
                                -----------
reception area. The location and design of such reception area shall be subject to Landlord's approval pursuant to Exhibit "C".
                                   -----------

     2.  Rent Commencement Date.  Landlord and Tenant acknowledge that it is
         ----------------------
Landlord's intent to deliver the Premises to Tenant as Landlord's Work for each floor of the Premises is completed (with the second and third floors delivered at the same time). With respect to that portion of the Premises located on the second and third floors of the Building, the Rent Commencement Date is estimated to occur, subject to Substantial Completion of Landlord's Work located on those floors pursuant to Exhibit "C", on June 1, 1999. With respect to that portion of
                   -----------
the Premises located on the first floor, the Rent Commencement Date is estimated to occur, subject to Substantial Completion of Landlord's Work located on those floors pursuant to Exhibit "C", on August 1, 1999. Basic Monthly Rent shall
                   -----------
become payable as each floor of the Premises are delivered to Tenant (with the second and third floors delivered at the same time) with Landlord's Work Substantially Complete, based on the proportion to which the number of Rentable Square Feet in the Substantially Completed portion bears to the total Rentable Square Feet in the entire Premises. The Initial Expiration Date shall be the [***]. If such [***] falls during the middle of a calendar month, then the
-----          -----
Initial Expiration Date shall be the last day of such calendar month.

     3.  Annual Fixed Increases of Basic Monthly Rent.  On each anniversary of
         --------------------------------------------
the Rent Commencement Date, which for purposes of rent adjustment for the entire Premises shall be deemed to be the Rent Commencement Date for the second and third floors notwithstanding that the Rent Commencement Date with respect to the first floor is a later date, the Basic Monthly Rent shall be increased by [***]
                                                                          -----
of the Basic Monthly Rent in effect immediately preceding such adjustment.

     4.  Delivery of Possession.  Landlord shall use its best efforts to provide
         ----------------------
Tenant with access to the Premises at least 15 days prior to Substantial Completion of Landlord's Work, with respect to a given portion of the Premises, to permit Tenant to commence installation of its furniture, fixtures, and equipment. If Landlord has not delivered any portion of the Premises with the Landlord's Work substantially completed to Tenant on or before 60 days following the estimated Substantial Completion date pursuant to Paragraph 2 above (subject to delays caused by Tenant), then Tenant shall have the right thereafter to cancel this Lease with regard to such portion and any other portions that have not yet been delivered to Tenant. Upon such cancellation, neither party shall have any further liability to the other relating to such undelivered portion.

     5.  Parking.  Tenant acknowledges that the Project currently includes
         -------
parking equivalent to three and one-half (3.5) spaces per one thousand (1,000) Useable Square Feet.

Landlord currently intends to eventually add additional parking facilities to the Project to make available to Tenant a ratio of four (4) spaces per one thousand (1,000) Useable Square Feet. Landlord will use its commercially reasonable best efforts to make available to Tenant such ratio of parking on an interim basis until such parking facilities are added. Tenant acknowledges that the process of developing parking facilities may require the relocation of Tenant's parking from time to time to temporary parking areas. Landlord will designate and maintain at least 10 parking spaces located reasonably close to the Building as "short term" or "visitor" parking. The use of such parking spaces shall not be exclusive to Tenant or Tenant's Invitees.

     6. [***]
        -----


                                       1
Addendum No. 1 to
Pacific Tower Full Service Gross Office
Copper-Mountain-Lease-Addendum-No-1:08027.208
Landlord_______________Tenant________________


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

signage criteria for the Building and Project, however Tenant acknowledges that Landlord has not yet received necessary governmental approvals for such signage criteria.

     7.  Option to Extend.  Tenant shall have the option to extend the Lease
         ----------------
Term (the "Option to Extend") for [***] (the "Extension Term"), provided Tenant
                                  -----
is in occupancy of not less than seventy-five percent (75%) of the Premises at the time of exercise of the Option to Extend, and Tenant gives Landlord written notice of its election to exercise the Option to Extend no less than nine (9) months prior to the expiration of the Lease Term. Time is of the essence with respect to such obligation to give notice to Landlord.

          7.1.  Restrictions in Transferability of Option.  The Option to Extend
                -----------------------------------------
is personal to the Tenant originally named in this Lease or any corporation of which Tenant owns at least fifty-one percent (51%) ("Affiliate") and may not be exercised by any transferee (as defined below) other than an Affiliate.

          7.2.  Conditions Terminating Tenant's Rights to Exercise Option.
                ---------------------------------------------------------
Tenant shall not have the right to exercise the Option to Extend, notwithstanding anything set forth above to the contrary: (a) during any period of time commencing from the date Landlord gives to Tenant a written notice that Tenant is in default under any provision of this Lease and continuing until the default alleged in said notice is cured; (b) during the period of time commencing on the day after a monetary obligation to Landlord is due from Tenant and unpaid (without any necessity for notice thereof to Tenant) and continuing until the obligation is paid; or (c) in the event that Landlord has given to Tenant two or more notices of default or a late charge has become payable under this Lease during the 12-month period prior to the time that Tenant intends to exercise the Option to Extend. The period of time within which the Option to Extend may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise the Option to Extend because of the foregoing provisions of this Paragraph, even if the effect thereof is to eliminate Tenant's Right to Exercise the Option to Extend.

          7.3.  Conditions Terminating Tenant's Option Rights.  All rights with
                ---------------------------------------------
respect to the Option to Extend shall terminate and be of no further force or effect even after Tenant's due and timely exercise of the Option to Extend, if, after such exercise, but prior to the commencement of the Extension Term, (a) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of ten (10) days after such obligation become due (without any necessity of Landlord to give notice thereof to Tenant); (b) Tenant fails to cure a non-monetary default within thirty (30) days after the date the Landlord gives notice to Tenant of such default; or (c) Landlord gives to Tenant two or more notices of default or a late charge becomes payable for any such default, whether or not such defaults are cured.

          7.4.  Terms and Conditions of Extension of Term.   If Tenant exercises
                -----------------------------------------
the Option to Extend for the Extension Term, then the Base Rent for the first year of the Extension Term shall adjust to an amount equal to the prevailing base rental rate for new leases of comparable office space in the Project. Furthermore, the Base Monthly Rent will continue to increase annually pursuant to Paragraph 3 above.

     8.  Fourth Floor Expansion Right.  Commencing as of the date of execution
         ----------------------------
of this Lease and expiring on October 1, 1999, Tenant shall have the option of expanding the Premises to include either 50 percent, 75 percent, or 100 percent, of the Rentable Area on the fourth floor of the Building on the same terms, provisions, and conditions of this Lease, including a tenant improvement allowance of [***] per Useable Square Foot. Such option may only be exercised as
             -----
to such percentages and the actual configuration of such fourth floor space shall be subject to Landlord's approval, which will not be unreasonably withheld. For purposes of this Paragraph 8, "Fourth Floor Premises" shall mean the fourth floor Rentable Area as to which such option is timely and properly exercised. Such exercise shall only be effective if (a) Tenant gives written notice of such exercise to Landlord on or before October 1, 1999, (b) such written notice specifies that it is effective as to one of the following amounts of Rentable Area on the fourth floor of the Building: (i) 50 percent, (ii) 75 percent, or (iii) 100 percent, (c) such written notice shall be accompanied by
(A) Tenant's scope of work and specifications sufficient to allow Landlord to prepare working drawings, plans, and specifications for the Fourth Floor Premises, and (B) payment of an amount equal to twice the amount of first month's Basic Monthly Rent for the Fourth Floor Premises, constituting first month's Basic Monthly Rent and an additional security deposit, respectively. Landlord may market fourth floor space to potential tenants but Landlord shall not enter into any lease for the fourth floor with any other tenant that is not expressly subject to Tenant's rights under this Paragraph. Within 15 days after Tenant's exercise of such expansion option, Landlord and Tenant shall enter into an Amendment to this Lease memorializing the expansion of the Premises to include the Fourth Floor Premises.

          8.1. Landlord shall cause the Fourth Floor Premises to be built-out and delivered to Tenant in accordance with working drawings, plans, and specifications for the Fourth Floor Premises prepared by Facility Solutions based on the scope of work and specifications provided by Tenant. Tenant shall review and approve such working drawings, plans, and specifications in accordance with the terms and conditions of Exhibit "C". Time is of the essence
                                            -----------
with respect to the timing of Tenant's review and approvals under Exhibit "C".
                                                                  -----------

          8.2. Basic Monthly Rent as to the Fourth Floor Premises shall become payable upon the later of (a) December 1, 1999, or (b) delivery to Tenant of the Fourth Floor Premises with Landlord's Work Substantially Complete, except that such date shall be accelerated one day for each day that Substantial Completion of Landlord's Work with respect to the Fourth Floor Premises would have occurred

                                       2
Addendum No. 1 to
Pacific Tower Full Service Gross Office
Copper-Mountain-Lease-Addendum-No-1:08027.208
Landlord_______________Tenant________________


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

but for Tenant Delays. Tenant shall pay any actual and documented costs or expenses incurred by Landlord as a result of any Tenant Delay, including without limitation, any increases in costs or expenses for labor or materials. The build-out of the Fourth Floor Premises shall be completed by Landlord's Contractor in accordance with and subject to the terms and conditions set forth on Exhibit "C", including without limitation the provisions relating to the
   -----------
Allowance, except that (i) the Allowance shall be [***] per Useable Square Foot of the Fourth Floor Premises, (ii) references to the "Premises" shall mean the "Fourth Floor Premises," and (iii) Section 7 (entitled "Initial Commencement of Lease Term") shall not apply, except for the definition of "Tenant Delay."

          8.3. Landlord shall provide Tenant with an "Acceptance of Premises" letter upon Tenant's acceptance of possession of the Fourth Floor Premises, and a "Confirmation of Lease Terms" written memorandum, however, any failure to do so shall not affect the date upon which Basic Monthly Rent shall become payable. Tenant shall execute the Acceptance of Premises letter on the date of Landlord's turnover of possession to Tenant, subject to any punchlist items identified therein. Tenant shall execute and return to Landlord the Confirmation of Lease Terms memorandum within ten days of submittal by Landlord. Failure by Tenant to execute the Acceptance of Premises letter or the Confirmation of Lease Terms memorandum shall not amend the terms thereof, but shall be deemed as Tenant's final and conclusive acceptance of the terms thereof.

          8.4. Time is of the essence with respect to Tenant's exercise of such option. Except as set forth in this Paragraph 8 to the contrary, for purposes of this Lease the term "Premises" shall include the Fourth Floor Premises for all purposes including without limitation the expiration of the term of this Lease.

     9.   First Right to Lease.  Subject to any prior exercise by Tenant of the
          --------------------
expansion option set forth in Paragraph 8 above, Tenant shall have a continuous first right of refusal (provided Tenant is not then in default hereunder beyond the expiration of any applicable notice and cure periods) to lease any available space on the fourth floor of the Building upon the same terms, provisions, and conditions that Landlord indicates it would be willing to accept from a bona fide third party, as set forth in a written notice from Landlord to Tenant ("Landlord's Notice"). Such right must be exercised, if at all, by Tenant delivering written notice to Landlord, within three (3) business days of Tenant's receipt of any such Landlord's Notice ("Expansion Acceptance Date"), that Tenant irrevocably agrees to lease such space upon the exact terms, provisions, and conditions set forth in the particular Landlord's Notice. If Tenant timely exercises such right, then Tenant and Landlord shall promptly execute a lease for such additional space upon the exact terms, provisions, and conditions contained in the particular Landlord's Notice. If Tenant fails to accept the terms, provisions, and conditions in a particular Landlord's Notice by the particular Expansion Acceptance Date, then Landlord may, within 12 months after the particular Expansion Acceptance Date ("Third Party Deadline"), lease the space described in the particular Landlord's Notice to a third party for a rental amount not less than ninety-two and a half percent (92.5%) of the rental rate set forth in the particular Landlord's Notice. The calculation of the amount of rent to be paid by any third party tenant shall take into account any special provisions amounting to a rent abatement or concession in favor of the third party tenant. If Landlord does not rent the space described in the particular Landlord's Notice by the Third Party Deadline, Landlord must issue another Landlord's Notice and comply with this Paragraph with regard to the particular space before leasing it to a third party. The process described herein will continue until a particular space is leased by Tenant pursuant to a Landlord's Notice or such space is rented to a third party in accordance with this Paragraph.

     10.  Assignment and Transfers.  Notwithstanding anything to the contrary in
          ------------------------
Paragraph 31 of this Lease and subject to the conditions set forth below, Landlord's consent shall not be required for any Transfer to (a) a transferee resulting from a merger or consolidation with the original Tenant under this Lease, (b) any entity that succeeds to all of the assets of the original Tenant under this Lease, or (c) a partnership, corporation, or limited liability company controlled by the original Tenant under this Lease and as to which the original Tenant under this Lease holds at least 50 percent of the outstanding equity interests. The foregoing provision is subject to the following restrictions and conditions: (i) this Addendum Paragraph 7 is personal to the Tenant originally named in this Lease and shall be inapplicable to any transferee, (ii) such transferee must have a net worth immediately following such Transfer at least equal to the net worth of the original Tenant under this Lease as of the execution of this Lease and as of the date of such Transfer,
(iii) the original Tenant under this Lease shall remain fully liable under this Lease, (iii) the Premises shall continue to be used in a manner consistent with the Permitted Use, (iv) such Transfer shall not cause Landlord to violate any other Lease or agreement regarding the Building or Project, (v) such Transfer shall otherwise comply with all provisions of this Lease, including Paragraph 31, and (vi) Tenant shall provide Landlord with prior written notice of such Transfer, and adequate information regarding the proposed Transfer (including detailed financial information regarding the transferee) at least fifteen (15) days before the effective date of such Transfer. Landlord acknowledges that upon Tenant's proposed initial public offering, Tenant intends to convert to a Delaware corporation. Such conversion shall not constitute a Transfer under this Lease provided that such conversion results in the Delaware corporation succeeding to all of Tenant's assets, including without limitation the corporate name. Upon such conversion, all references in this Lease to the "original Tenant under this Lease" or similar phrases shall refer to the Delaware corporation. Upon request by Landlord, Tenant shall execute an amendment to this Lease evidencing such conversion.

     11.  Name of Building and Project.  Tenant acknowledges that the name of
          ----------------------------
the Project and Building have yet to be determined and will be established by Landlord in its sole discretion at a later time.

                                       3
Addendum No. 1 to
Pacific Tower Full Service Gross Office
Copper-Mountain-Lease-Addendum-No-1:08027.208
Landlord_______________Tenant________________


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     12.  Loading Dock.  Tenant acknowledges and agrees that the loading dock,
          ------------
truck bay, and freight elevator adjacent to the Premises is for the common use of all tenants in the Building. Tenant shall comply with such nondiscriminatory rules and regulations as may be reasonably established by Landlord from time to time relating to the use of and access to such areas.

     13.  Brokers.  Landlord and Tenant acknowledge that Tenant's broker, [***],
          -------
has agreed to limit the commission payable pursuant to this Lease to [***].
                                                                     -----

             LANDLORD:

             PACIFIC SORRENTO MESA HOLDINGS, L.P.,
             a California limited partnership, and
             PACIFIC STONECREST HOLDINGS, L.P.,
             a California limited partnership, as tenants in common

             By: American Assets, Inc., as Agent


                 By:  /s/ JOHN W. CHAMBERLAIN
                      _______________________________________
                      John W. Chamberlain
                      Chief Executive Officer

             DATE:   4/1/99
                  ______________________________________

             TENANT:

             COPPER MOUNTAIN NETWORKS, INC.
             A CALIFORNIA CORPORATION

             BY: /s/ JOSEPH MARKEE
                 _______________________________________________________
                 Joseph Markee, Vice President and Chairman of the Board

             DATE:   4/1/99
                  ________________________________________________


             BY: /s/ JOHN CREELMAN
                 ____________________________________________________
                 John Creelman, Secretary and Chief Financial Officer

             DATE:    4/1/99
                  _________________________________________________





                                       4
Addendum No. 1 to
Pacific Tower Full Service Gross Office
Copper-Mountain-Lease-Addendum-No-1:08027.208
Landlord_______________Tenant________________


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.